UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐
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☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SNAP INTERACTIVE, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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462 7th Avenue, 4th Floor
New York, New York 10018
(212) 594-5050

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Snap Interactive, Inc. to be held on May 18, 2012 at the offices of Haynes and Boone, LLP located at 30 Rockefeller Plaza, 26th Floor, New York, New York 10112 at 9:00 a.m., Eastern Daylight Time.

Enclosed are the notice of meeting of stockholders and proxy statement, which describe the business that will be acted upon at the meeting, as well as our 2011 Annual Report, which includes our financial statements.

Your vote is very important, regardless of the number of shares of common stock you own. To vote your shares of common stock, you may use the enclosed proxy card or attend the meeting and vote in person. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your stock not being eligible to be voted by proxy at the meeting. On behalf of the Board of Directors, I urge you to complete, sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the meeting in person.

Thank you for your support of our company. I look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Clifford Lerner
Clifford Lerner
Chairman, President and Chief Executive Officer

SNAP INTERACTIVE, INC.
462 7th Avenue, 4th Floor
New York, New York 10018
(212) 594-5050

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 18, 2012

NOTICE IS HEREBY GIVEN that the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of Snap Interactive, Inc., a Delaware corporation (the “Company”), will be held on May 18, 2012 at 9:00 a.m. Eastern Daylight Time, at the offices of Haynes and Boone, LLP located at 30 Rockefeller Plaza, 26th Floor, New York, New York 10112 for the following purposes:

(1)	to elect one director to serve until the 2013 Annual Meeting of Stockholders or until his successor is elected and qualified;

(2)	to approve the Amended and Restated Snap Interactive, Inc. 2011 Long-Term Incentive Plan;

(3)
to approve an amendment to the Certificate of Incorporation, as amended (the “Current Certificate”) to provide that the Company’s directors and officers shall be indemnified to the fullest extent permitted by Section 145 of the Delaware General Corporation Law;

(4)	to approve an amendment to the Current Certificate to provide for a Delaware choice of venue provision; and

(5)	to transact any other business that may properly come before the Annual Meeting.

Stockholders are referred to the proxy statement accompanying this notice for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, our Board of Directors has determined that each proposal listed above is in the best interest of the Company and its stockholders and has approved each proposal. Our Board of Directors recommends that at the Annual Meeting you vote “FOR” proposals 1, 2, 3 and 4.  In addition, our Board of Directors has approved and adopted the amendments to the Current Certificate, declared the amendments advisable and determined that the amendments are in the best interests of the Company and its stockholders.

The Board of Directors has fixed the close of business on April 19, 2012 as the record date (the “Record Date”). Only holders of shares of common stock of record on the Record Date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or at any postponement(s) or adjournment(s) of the Annual Meeting.  A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at the headquarters of the Company during regular business hours for the ten calendar days prior to the Annual Meeting.  The list will also be available during the Annual Meeting for inspection by stockholders.

 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON MAY 18, 2012:

Our Proxy Statement and 2011 Annual Report are available at:

http://investors.snap-interactive.com/annual-reports

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your stock is registered in your name, even if you plan to attend the Annual Meeting or any postponement or adjournment of the Annual Meeting in person, we request that you complete, date, sign and mail the enclosed form of proxy in accordance with the instructions set out in the form of proxy and in the proxy statement to ensure that your stock will be represented at the Annual Meeting.

If your stock is held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Annual Meeting and vote in person. Failure to do so may result in your stock not being eligible to be voted by proxy at the Annual Meeting.

By Order of the Board of Directors

/s/ Clifford Lerner
Clifford Lerner
President, Chief Executive Officer and Chairman

New York, New York
April 30, 2012

TABLE OF CONTENTS

ABOUT THE ANNUAL MEETING	1
PROPOSAL 1: ELECTION OF DIRECTOR	7
Director and Nominee	7
Meetings of the Board of Directors and Committees	8
Involvement in Certain Legal Proceedings	8
Board Leadership Structure and Role in Risk Oversight	8
Director Independence	8
Certain Relationships and Related Party Transactions	9
Code of Ethics	10
Communications with the Board of Directors	10
DIRECTOR COMPENSATION	10
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	11
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	11
EXECUTIVE COMPENSATION	12
Summary Compensation Table	12
Narrative Disclosure Regarding Summary Compensation Table	12
Outstanding Equity Awards at Fiscal Year End Table	13
Equity Compensation Plan Information	13
PROPOSAL 2: APPROVAL OF THE INCENTIVE PLAN	15
Description of the Incentive Plan	15
Federal Income Tax Consequences	18
New Plan Benefits	20
Vote Required	21
PROPOSAL 3: APPROVAL OF AN AMENDMENT TO OUR CURRENT CERTIFICATE TO PROVIDE THAT THE COMPANY'S DIRECTORS AND OFFICERS SHALL BE INDEMNIFIED TO THE FULLEST EXTENT PERMITTED BY SECTION 145 OF THE DGCL	22
Reasons for the Amendment	22
Amendment to the Company's Amended and Restated By-Laws	22
Vote Required	22
PROPOSAL 4: APPROVAL OF AN AMENDMENT TO OUR CURRENT CERTIFICATE TO PROVIDE FOR A DELAWARE CHOICE OF VENUE PROVISION	24
Reasons for the Amendment	24
Vote Required	24
PRINCIPAL ACCOUNTANT FEES AND SERVICES	25
Fees to Independent Registered Public Accounting Firm	25
Approval of Independent Registered Public Accounting Firm Services and Fees	25
OTHER BUSINESS	26
INCORPORATION BY REFERENCE	26
SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS	26

462 7th Avenue, 4th Floor
New York, New York 10018
(212) 594-5050
__________________________________

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 18, 2012
__________________________________

Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” “our company,” the “Company” or “Snap Interactive” refer to Snap Interactive, Inc., a Delaware corporation, and its subsidiaries on a consolidated basis.

The accompanying proxy is solicited by the Board of Directors on behalf of Snap Interactive, Inc., a Delaware corporation, to be voted at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on May 18, 2012, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and at any adjournment(s) or postponement(s) of the Annual Meeting. This Proxy Statement and accompanying form of proxy are dated April 30, 2012 and are expected to be first sent or given to stockholders on or about May 3, 2012.

The executive offices of the Company are located at, and the mailing address of the Company is, 462 7th Avenue, 4th Floor, New York, New York 10018.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON MAY 18, 2012:

Our Proxy Statement and 2011 Annual Report are available at:

http://investors.snap-interactive.com/annual-reports

 ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.”  If you are a “street name” holder, you must obtain a proxy from your broker or nominee in order to vote your stock in person at the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the Securities and Exchange Commission (the “SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice, including the following:

(1)	to elect one director to serve until the 2013 Annual Meeting of Stockholders or until his successor is elected and qualified;

(2)	to approve the Amended and Restated Snap Interactive, Inc. 2011 Long-Term Incentive Plan (the “Incentive Plan”);

(3)
to approve an amendment to the Certificate of Incorporation, as amended (the “Current Certificate”) to provide that the Company’s directors and officers shall be indemnified to the fullest extent permitted by Section 145 of the Delaware General Corporation Law (the “DGCL”);

(4)	to approve an amendment to the Current Certificate to provide for a Delaware choice of venue provision; and

(5)	such other business as may arise that may properly be conducted at the Annual Meeting or any adjournment or postponement thereof.

Also, management will report on the Company’s performance during the last fiscal year and respond to questions from stockholders.

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, we are sending only one Proxy Statement to that address unless we received instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate proxy statement in the future, he or she may contact Snap Interactive, Inc., 462 7th Avenue, 4th Floor, New York, New York 10018, Attn: Investor Relations or by calling (212) 594-5050 and asking for Investor Relations. Eligible stockholders of record receiving multiple copies of our Proxy Statement can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other nominee can request householding by contacting the nominee.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to Investor Relations at the address or phone number set forth above.

SEC rules permit companies to send you a notice that proxy information is available on the Internet, instead of mailing you a complete set of materials. In the future, the Company may choose to distribute proxy information in this manner.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your common stock in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold stock. Similarly, if you are a stockholder of record and hold stock in a brokerage account, you will receive a proxy card for stock held in your name and a voting instruction card for stock held in “street name.”  See “What is the difference between a stockholder of record and a “street name” holder?”  Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your stock is voted.

What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on April 19, 2012 (the “Record Date”). The Record Date is established by the Board of Directors as required by Delaware law. On the Record Date, 43,760,261 shares of common stock were issued and outstanding.

Who is entitled to vote at the Annual Meeting?

Only the holders of common stock at the close of business on the Record Date may vote at the Annual Meeting.

What are the voting rights of the stockholders?

Each holder of common stock is entitled to one vote per share of common stock on all matters to be acted upon at the Annual Meeting.

The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the stockholders present in person or by proxy entitled to vote at the Annual Meeting, may adjourn the Annual Meeting from time to time until a quorum is present or represented, but no business may be transacted at any adjourned meeting except which could have been lawfully transacted had the meeting not been adjourned.

What is the difference between a stockholder of record and a “street name” holder?

If your stock is registered directly in your name with Corporate Stock Transfer, Inc., the Company’s transfer agent, you are considered the stockholder of record with respect to that stock. The Proxy Statement and proxy card have been sent directly to you by the Company’s transfer agent.

If your stock is held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of that stock.  You are considered the beneficial owner of that stock, and your stock is held in “street name.” The Proxy Statement has been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your stock by using the voting instructions it included in the mailing or by following its instructions for voting.

What is a broker non-vote?

A broker non-vote occurs when a broker holding stock for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.  In the absence of specific instructions from you, your broker does not have discretionary authority to vote your stock with respect to the election of a director to our Board of Directors (Proposal 1), the proposal to approve the Incentive Plan (Proposal 2) or the proposals to amend our Current Certificate (Proposals 3 and 4).

How do I vote my stock?

If you are a record holder, you may vote your common stock at the Annual Meeting in person or by proxy. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot. The ballot will be provided at the Annual Meeting. To vote by proxy, you must mark, sign, date and promptly return the enclosed proxy card in the postage-paid envelope.

The proxy card is fairly simple to complete, with specific instructions on the card. By completing and submitting it, you will direct the designated persons (known as “proxies”) to vote your stock at the Annual Meeting in accordance with your instructions. The Board of Directors has appointed Jon D. Pedersen, Sr. and James Supple to serve as the proxies for the Annual Meeting.

Your proxy card will be valid only if you sign, date and return it before the Annual Meeting. If you complete the entire proxy card except one or more of the voting instructions, then the designated proxies will vote your stock “FOR” each proposal as to which you provide no voting instructions. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your stock in accordance with applicable law and their judgment.

If you hold some or all of your stock in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions for the stock along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote the stock. If you complete the voting instruction card except one or more of the voting instructions, then your broker may be unable to vote your stock with respect to the proposal as to which you provide no voting instructions.  See “What is a broker non-vote?”  Alternatively, if you want to vote your stock in person at the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy. If you fail to bring a nominee-issued proxy to the Annual Meeting, you will not be able to vote your nominee-held stock in person at the Annual Meeting.

Who counts the votes?

All votes will be tabulated by Corporate Stock Transfer, the inspector of election appointed for the Annual Meeting or its substitute.  Votes for each proposal will be tabulated separately.

Can I vote my stock in person at the Annual Meeting?

Yes. If you are a stockholder of record, you may vote your stock at the meeting by completing a ballot at the Annual Meeting.

If you hold your stock in “street name,” you may vote your stock in person only if you obtain a proxy issued by your bank, broker or other nominee giving you the right to vote the stock.

Even if you currently plan to attend the Annual Meeting, we recommend that you also return your proxy card or voting instructions as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

What are my choices when voting?

In the election of directors, you may vote for the director nominee or may withhold your vote as to the director nominee.  With respect to the approval of the Incentive Plan, you may vote for the proposal, against the proposal, or abstain from voting on the proposal.

What are the Board of Directors’ recommendations on how I should vote my stock?

The Board of Directors recommends that you vote your stock as follows:

Proposal 1 – “FOR” the election of the director nominee.

Proposal 2 – “FOR” the approval of the Incentive Plan.

Proposal 3 – “FOR” the approval of the amendment to the Current Certificate to provide that the Company’s directors and officers shall be indemnified to the fullest extent permitted by Section 145 of the DGCL.

Proposal 4 – “FOR” the approval of the amendment to the Current Certificate to provide for a Delaware choice of venue provision.

What if I do not specify how I want my stock voted?

If you are a record holder who returns a completed proxy card that does not specify how you want to vote your stock on one or more proposals, the proxies will vote your stock for each proposal as to which you provide no voting instructions, and such stock will be voted in the following manner:

Proposal 1 – “FOR” the election of the director nominee.

Proposal 2 – “FOR” the approval of the Incentive Plan.

Proposal 3 – “FOR” the approval of the amendment to the Current Certificate to provide that the Company’s directors and officers shall be indemnified to the fullest extent permitted by Section 145 of the DGCL.

Proposal 4 – “FOR” the approval of the amendment to the Current Certificate to provide for a Delaware choice of venue provision.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote that stock.  See “What is a broker non-vote?”

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy by any of the following means:

•
Attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your stock by ballot at the Annual Meeting to revoke your proxy.

•	Completing and submitting a new valid proxy bearing a later date.

•
Giving written notice of revocation to the Company addressed to the Company’s President, Chief Executive Officer and Chairman at the Company’s address above, which notice must be received before noon, Eastern Daylight Time on May 17, 2012.

If you are a “street name” holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What percentage of the vote is required to approve each proposal?

Assuming the presence of a quorum, the director nominee that receives the most votes from the holders of the shares of our common stock for his or her election will be elected (Proposal 1).

The approval of the Incentive Plan (Proposal 2) requires the affirmative vote, in person or by proxy, of the holders of at least a majority of the shares of common stock represented in person or by proxy at the Annual Meeting entitled to be voted on such proposal and voted for or against such proposal.

The approval of the amendments to our Current Certificate (Proposals 3 and 4) requires the affirmative vote, in person or by proxy, of the holders of at least the majority of the outstanding shares of common stock entitled to vote thereon.

How are abstentions and broker non-votes treated?

Abstentions are included in the determination of the number of shares of common stock present at the Annual Meeting for determining a quorum at the meeting. Abstentions will have no effect upon the election of the director nominee (Proposal 1) and the approval of the Incentive Plan (Proposal 2).  Abstentions will have the same effect as a vote against the approval of the amendments to our Current Certificate (Proposals 3 and 4).

Broker non-votes will not be included in the determination of the number of shares of common stock present at the Annual Meeting for determining a quorum at the meeting.  If you hold your stock in “street name” and you do not instruct your bank or broker how to vote in the election of directors (Proposal 1), no votes will be cast on your behalf. In addition, broker non-votes will have no effect on the approval of the Incentive Plan (Proposal 2).  Broker non-votes will have the same effect as a vote against the approval of the amendments to our Current Certificate (Proposals 3 and 4).

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board of Directors is asking for your proxy, and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of common stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below.

Is this Proxy Statement the only way that proxies may be solicited?

No. In addition to the solicitation of proxies by use of the mail, officers and employees of the Company may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. These officers and employees will not be additionally compensated but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the common stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of common stock.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the stock represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

The Company expects to publish the voting results in a Current Report on Form 8-K, which it expects to file with the SEC within four business days following the Annual Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional material, please feel free to contact Investor Relations at IR@snap-interactive.com.

PROPOSAL 1: ELECTION OF DIRECTOR

The Board of Directors has nominated one director for election at the Annual Meeting by the stockholders (the “Director Nominee”).

The number of members of our Board of Directors may be fixed from time to time by the majority of the entire Board of Directors and currently consists of one director.  Clifford Lerner has been our sole director since his appointment upon the formation of the Company and will remain in office until the Annual Meeting.  Each director that is elected at a future annual meeting of stockholders, and each director that is elected to fill a vacancy or newly created directorship, shall hold a term of office that expires at the next annual meeting of stockholders and until his successor has been elected and qualified.  The Board of Directors has nominated one person for election as a director to serve for a term expiring at the annual meeting of stockholders to be held in 2013 or until his successor is elected and qualified.

To be elected as a director, the director nominee must receive a plurality of the votes cast by the stockholders entitled to vote for the election of directors.  Should the director nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person the Board of Directors may nominate or designate. The director nominee has expressed his intention to serve the entire term for which election is sought.

Director and Nominee

The following table sets forth the name, age and position of our sole director currently serving on our Board of Directors and the sole nominee for election as a director as of April 19, 2012:

Name	Age	Positions
Clifford Lerner	34	President, Chief Executive Officer and Chairman

When considering whether the director nominee has the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Company’s business and structure, the Board of Directors focused primarily on the information discussed in the director’s individual biography set forth below.

Clifford Lerner is our President, Chief Executive Officer and Chairman of our Board of Directors. Mr. Lerner has served as our President and Chief Executive Officer since founding the Company in 2005 and served as our principal financial officer and principal accounting officer from 2005 to October 2011. Prior to joining us in 2005, Mr. Lerner spent his professional career from 2000 to 2005 at Lehman Brothers Inc. as an Analyst in its Equities division. Mr. Lerner worked as an Analyst in the Product Management Group where his duties included, among other things, coordinating the morning and afternoon equity research calls. Mr. Lerner has a strong knowledge and understanding of the online dating and social networking industries and has managed the product development and growth for all of our applications and websites since their inception. Mr. Lerner received a bachelor’s degree in applied economics and business management from Cornell University.

Through his prior service on our Board of Directors and as our Chief Executive Officer, Mr. Lerner possesses knowledge and experience in the online dating and social networking application industries that aids him in efficiently and effectively identifying and executing our strategic priorities.

Our director nominee is currently serving on our Board of Directors.  There are no agreements or understandings between our director, executive officers or any other person pursuant to which they were selected as a director or executive officer. In addition, there are no family relationships between our director and any of our executive officers.

The Board of Directors recommends that you vote “FOR” the director nominee.

Meetings of the Board of Directors and Committees

The Board of Directors did not hold any meetings in 2011 because the Board of Directors consists of one member and only acted by written consent.  We expect our director to attend each annual meeting of stockholders that we hold.

Audit Committee

We currently do not have an audit committee and our Board of Directors performs the principal functions of an audit committee.  In addition, we currently do not have an audit committee financial expert on our Board of Directors.  We believe that we do not need an audit committee financial expert because the cost of hiring an audit committee financial expert to act as one of our directors and to be a member of an audit committee outweighs the benefits of having an audit committee financial expert at this time.

Compensation Committee

We currently do not have a compensation committee and our Board of Directors performs the principal functions of a compensation committee.  We have elected not to have a compensation committee due to our limited number of executive officers and employees.  Until a formal compensation committee is established, our Board of Directors will continue to review all forms of compensation provided to our executive officers, director, consultants and employees.

Nominating and Corporate Governance Committee

We currently do not have a nominating and corporate governance committee and our Board of Directors performs the principal functions of a nominating and corporate governance committee.  Generally, director nominees are identified and suggested by our director or management using their business networks to our Board of Directors.  We have elected not to have a nominating committee because we do not believe one has been necessary or cost efficient for a company of our size.

Involvement in Certain Legal Proceedings

There have been no material legal proceedings that would require disclosure under the federal securities laws that are material to an evaluation of the ability of our director or executive officers.

Board Leadership Structure and Role in Risk Oversight

Clifford Lerner, one of our founders, has served as our Chairman and Chief Executive Officer since 2005. The Board of Directors believes that the most effective leadership structure at this time is for Mr. Lerner to serve both as Chairman of the Board of Directors and Chief Executive Officer.  Mr. Lerner is familiar with the Company’s business and industry and the day to day operations of the Company and is most capable of efficiently and effectively identifying strategic priorities and leading the discussion and execution of strategy. The Board of Directors believes that the combined role of Chairman and Chief Executive Officer promotes strategy development and execution, which is essential to effective governance, and is in the best interest of stockholders.

Our Board of Directors is primarily responsible for overseeing the Company’s risk management processes.  The Board of Directors receives periodic reports from management concerning the Company’s assessment of risks.  The Board of Directors focuses on the most significant risks facing the Company, the Company’s general risk management strategy and whether any of our compensation policies and practices create risks to our risk management practices or provide incentives to our executives and other employees to take risks that are reasonably likely to have a material adverse effect on us.  While the Board of Directors oversees the Company’s risk management, Company management is responsible for day-to-day risk management processes.  We believe this division of responsibilities is the most effective approach for addressing the risks facing our Company and that our Board of Directors structure supports this approach.

Director Independence

The Board of Directors has adopted the definition of independence under the rules of The Nasdaq Stock Market.  In making its annual review on director independence, the Board of Directors considered the transactions and relationships between our sole director and any member of his family and the Company. Based upon these standards and the review and consideration of the information and the transactions and relationships discussed below, our Board of Directors determined that Clifford Lerner is not independent.

Certain Relationships and Related Party Transactions

Transactions with Darrell Lerner

Darrell Lerner is our Co-Founder and performs a variety of general business, corporate and administrative functions for us.  He received a base salary of $187,500, a bonus of $150,000 and other compensation of $11,378 for his services in 2011.  Darrell Lerner is the brother of Clifford Lerner, our President, Chief Executive Officer and Chairman of the Board of Directors.

On December 1, 2007, we entered into a one-year employment agreement with our Co-Founder, with the initial term of the employment agreement expiring on December 1, 2008.  Pursuant to the employment agreement, we issued 300,000 shares of common stock and an option to purchase 3,000,000 shares of common stock.  On January 1, 2010, we agreed to issue 300,000 shares to our Co-Founder in exchange for 3,000,000 options previously issued and expensed on December 1, 2007.  The shares issued will vest on the third anniversary of the date of grant or, if earlier, upon a change in control of the Company due to reorganization, merger, consolidation, or sale of the Company, but are currently voteable by our Co-Founder. In addition, the employment agreement provides him with annual compensation of $160,000 per year.  The agreement also called for the Co-Founder to receive health benefits, monthly membership for a health and fitness facility as well as a complete annual physical.  In addition, upon a change in control of the Company, the Co-Founder will receive severance payment equal to the remaining amounts due under the employment agreement plus a minimum of two years base compensation, plus any prorated share of incentive compensation and stock options associated with any signing bonus, plus health benefits up to two years and up to $50,000 in job search costs. On October 10, 2008, the Company also issued 750,000 shares of common stock.  Beginning February 28, 2009, the Co-Founder receives $750 per month as a transportation allowance. As of December 31, 2011, the employment agreement was not extended, however the employment relationship has continued under the same terms with an annual salary of $190,000, effective February 1, 2011 and $225,000 effective February 1, 2012.

On December 29, 2005, $92,648 of stockholder advances from our Co-Founder were converted into an unsecured convertible note payable. During 2011, we did not pay any principal or interest under this note and the largest aggregate amount outstanding was $35,348. The note was convertible into shares of our common stock at the rate of $0.08 per share for each $1.00 of debt. Effective as of November 15, 2011, our Co-Founder converted the remaining outstanding balance under this note into 621,380 shares of our common stock.  As of December 31, 2011, no amounts were outstanding under this note.

On March 1, 2007, $10,138 of stockholder advances from our Co-Founder were converted into an unsecured convertible note payable.  During 2011, we did not pay any principal or interest under this note and the largest aggregate amount outstanding was $10,138.  The note was convertible into shares of our common stock at the rate of $0.10 per share for each $1.00 of debt.  Effective as of November 15, 2011, our Co-Founder converted the remaining outstanding balance under this note into 201,777 shares of our common stock.  As of December 31, 2011, no amounts were outstanding under this note.

On October 28, 2011, we granted our Co-Founder an additional 600,000 shares of restricted common stock, with a grant date fair value of $378,000.  The shares will vest upon the tenth anniversary of the date of grant or, if earlier, upon a change in control of the Company, but are currently voteable by our Co-Founder.

Indemnification Arrangements

We have agreed to indemnify Clifford Lerner, Jon D. Pedersen, Sr. and Darrell Lerner against any action or suit brought against them as a result of the performance of their duties.

Other Transactions

On June 1, 2010, we entered into a two-year consulting agreement with Byron Lerner, the father of Clifford Lerner and Darrell Lerner, to provide consulting services to us. In exchange for the services provided, we pay Byron Lerner a consulting fee of $8,000 per month and a transportation allowance of $600 per month, plus expenses.

Policies and Procedures for Approving Related Party Transactions

Our Board of Directors adopted a written Related Party Transactions Policy on April 19, 2012.  Prior to the adoption of the Related Party Transactions Policy, our related party transactions were approved by our Board of Directors.  In accordance with the Related Party Transactions Policy, all Related Party Transactions (as defined herein) must be reported to our Chief Executive Officer and Chief Financial Officer and must be reviewed and approved by our audit committee, if one has been established.  If an audit committee has not been established, Related Party Transactions must be reviewed and approved by all of our independent directors on the Board of Directors.  If an audit committee has not been established and there are not any independent directors on the Board of Directors, Related Party Transactions must be reviewed and approved by the Chief Financial Officer (except with respect to matters in which the Chief Financial Officer would be a Related Party (as defined herein), in which case the Chief Executive Officer shall review and approve the transaction).  In determining whether to approve, recommend or ratify a Related Party Transaction, the reviewing party will take into account, among other factors it deems appropriate, (i) whether the terms of the Related Party Transaction are fair to the Company, (ii) whether there are business reasons for the Company to enter into the Related Party Transaction, (iii) whether the Related Party Transaction would impair the independence of an outside director, and (iv) whether the Related Party Transaction would present an improper conflict of interest for any director or executive officer of the Company.

A “Related Party Transaction” means a transaction (including any series of related transactions or a material amendment or modification to an existing Related Party Transaction) directly or indirectly involving any Related Party that would need to be disclosed under Item 404(a) of Regulation S-K.  Generally, under Item 404(a) of Regulation S-K, we are required to disclose any transaction occurring since the beginning of the last fiscal year, or any currently proposed transaction, involving the Company or its subsidiaries where the amount involved exceeds $120,000, and in which any Related Party had or will have a direct or indirect material interest.

A “Related Party” means any of the following: (i) any director of the Company or director nominee of the Company; (ii) an executive officer of the Company; (iii) a person known by the Company to be the beneficial owner of more than 5% of the Company’s common stock; or (iv)  an immediate family member of any of the foregoing.

Code of Ethics

We have adopted a Financial Code of Ethics that applies to our Chief Executive Officer, Chief Financial Officer and all members of our finance department. The code of ethics addresses, among other things, conflicts of interest, external reporting, company assets and resources, confidentiality and the process for reporting violations of the code of law, business ethics or the code of ethics or improper conflicts of interest.

A copy of our Financial Code of Ethics is available on our website at http://investors.snap-interactive.com/corporategovernance. We intend to disclose any amendments to our Financial Code of Ethics on our website at http://investors.snap-interactive.com/corporategovernance.

Communications with the Board of Directors

The Board of Directors welcomes communication from the Company’s stockholders.  Stockholders and other interested parties who wish to communicate with a member or members of our Board of Directors or a committee thereof may do so by addressing correspondence to the board member, members or committee, c/o President, Chief Executive Officer and Chairman, 462 7th Avenue, 4th Floor, New York, New York 10018. Our President, Chief Executive and Chairman will review and forward correspondence to the appropriate person or persons.

DIRECTOR COMPENSATION

Our directors are permitted to receive fixed fees and other compensation for their services as directors. Our Board of Directors has the authority to fix the compensation of directors. No amounts have been paid to, or accrued to, Mr. Lerner in his capacity as a director. We currently do not have an established policy to provide compensation to members of our Board of Directors for services rendered in that capacity.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and accompanying footnotes set forth as of April 19, 2012 certain information regarding the beneficial ownership of shares of our common stock by: (i) each person who is known by us to own beneficially more than 5% of such stock; (ii) each member of our Board of Directors, each director nominee and each of our named executive officers; and (iii) all of our directors and executive officers as a group (2 persons). Clifford Lerner, our President, Chief Executive Officer and Chairman and Jon D. Pedersen, Sr., our Chief Financial Officer, are currently the only executive officers of the Company. Except as otherwise indicated, all common stock is owned directly and the beneficial owners listed in the table below possess sole voting and investment power with respect to the stock indicated, and the address for each beneficial owner is c/o Snap Interactive, Inc., 462 7th Avenue, 4th Floor, New York, NY 10018. The applicable percentage ownership is based on 43,760,261 shares of our common stock issued as of April 19, 2012.

	Common Stock Beneficially Owned (1)
Name of Beneficial Owner	Number		Percentage
Directors and Officers
Clifford Lerner	25,250,000	(2)	57.7%
Jon D. Pedersen, Sr.	100,000	(3)	*
Officers and Directors as a Group (2 persons)	25,350,000	(4)	57.8%

Certain Persons
Darrell Lerner	3,037,157	(5)	6.9%
Manulife Financial Corporation	3,189,163	(6)	7.1%
________________________

*	Less than 1%.

(1)
For purposes of this table, a person or group of persons is deemed to have beneficial ownership of any shares of common stock that such person has the right to acquire within 60 days of April 19, 2012, including through the exercise of stock options or warrants.  For purposes of computing the percentage of outstanding shares of our common stock held by each person or group of persons named above, any stock that such person or persons has the right to acquire within 60 days of April 19, 2012 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2)
Includes 4,250,000 shares of restricted stock granted to Mr. Lerner. Pursuant to the terms of his restricted stock grant, he has the right to vote the stock but may only dispose of the stock after it vests on December 16, 2021 or, if earlier, upon a change in control of the Company.

(3)	Includes 100,000 shares of common stock subject to a stock option granted to Mr. Pedersen.

(4)	Reflects the information in footnotes (2) and (3) above.

(5)
Includes 900,000 shares of restricted stock granted to Mr. Lerner.  Pursuant to the terms of his restricted stock grants, he has the right to vote the stock but may only dispose of after it vests, with 300,000 shares of restricted stock vesting on January 1, 2013 or, if earlier, upon a change in control of the Company due to reorganization, merger, consolidation or sale of all or substantially all of the assets of the Company and 600,000 shares of restricted stock vesting on October 28, 2021 or, if earlier, upon a change in control of the Company.

(6)
Based on a Schedule 13G filed on February 13, 2012.  According to the Schedule 13G, John Hancock Small Cap Intrinsic Value Fund (“JH Small Cap Fund”) reported that it had beneficial ownership over 3,139,163 shares of common stock, including 1,000,000 shares of common stock issuable upon the exercise of warrants and Manulife Asset Management (US) LLC (“MAM (US)”) reported that it had beneficial ownership over 3,189,163 shares of common stock, including 1,000,000 shares of common stock issuable upon the exercise of warrants.  MAM (US) is the investment adviser of, and may be deemed to indirectly beneficially own the securities owned by, JH Small Cap Fund.  Manulife Financial Corporation (“MFC”) is the parent corporation of, may be deemed to indirectly beneficially own the securities owned by, MAM (US).  MFC’s principal business address is 200 Bloor Street East, Toronto, Ontario, Canada, M4W 1E5.

There are no arrangements currently known to us, the operation of which may at a subsequent date result in a change of control of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the U.S. securities laws, our director, certain executive officers and persons holding more than 10% of our common stock must report their initial ownership of the common stock, and any changes in that ownership, to the SEC, and furnish us with copies of the reports. The SEC has designated specific due dates for these reports. Based solely on our review of copies of the reports received, and written representations from our directors and officers, we believe that all persons subject to reporting under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) timely filed all required reports pursuant to such section concerning our common stock in 2011, with the exception of one late Form 4 that was filed on behalf of Clifford Lerner on March 4, 2011, related to the granting of a stock option on December 13, 2006.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information regarding the total compensation received by, or earned by, our President and Chief Executive Officer as of December 31, 2011, Clifford Lerner, and our Chief Financial Officer as of December 31, 2011, Jon D. Pedersen, Sr. (collectively, the “named executive officers”).

Name and Principal Position	Year	Salary ($) (1)	Bonus ($) (2)	Stock Awards ($) (3)	Option Awards ($) (4)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Clifford Lerner	2011	$246,667	$200,000	$2,762,500	-	-	-	-	$3,209,167
President and Chief Executive Officer	2010	210,000	200,000	-	-	-	-	-	410,000

Jon D. Pedersen, Sr. (5)	2011	$44,508	$25,000	-	$389,390	-	-	-	$458,898
Chief Financial Officer
___________________________________

(1)	Mr. Lerner’s base salary was increased from $210,000 per annum to $250,000 per annum, effective February 1, 2011.

(2)	For each named executive officer in 2011, represents a bonus earned during 2011 but paid in February 2012.

(3)	Represents the grant date fair value of restricted stock awards calculated in accordance with Accounting Standards Codification (“ASC”) 718, Compensation—Stock Compensation (“ASC 718”).

(4)	Represents the amount recognized for financial statement reporting purposes in accordance with ASC 718.

(5)	Effective October 27, 2011, Mr. Pedersen began serving as Chief Financial Officer.

Narrative Disclosure Regarding Summary Compensation Table

For 2011, Clifford Lerner received annual compensation of $246,667 as well as a cash year-end bonus of $200,000. For 2010, Mr. Lerner received annual compensation of $210,000, as well as a cash year-end bonus of $200,000. Mr. Lerner also received health benefits, a monthly membership for a health and fitness facility as well as a complete annual physical. We previously entered into an employment agreement with Mr. Lerner that expired in accordance with its terms on December 1, 2008, and has not been subsequently extended. We have also agreed to indemnify Mr. Lerner against any action or suit brought against him as a result of the performance of his job duties.

Pursuant to a prior employment agreement, we previously granted Mr. Lerner a stock option to purchase 4,500,000 shares of our common stock in December 2006. The option expired in January 2012.  In December 2011, our Board of Directors, after review by our Chief Financial Officer, awarded Mr. Lerner 4,250,000 shares of restricted common stock as compensation for serving as President and Chief Executive Officer.

For 2011, Jon Pedersen received annual compensation of $44,508 as well as a cash year-end bonus of $25,000.  We entered into an employment agreement with Mr. Pedersen in October 2011.  Under the agreement, Mr. Pedersen is entitled to an annual base salary of $250,000 and is eligible for an annual incentive bonus of $100,000.  Pursuant to the agreement, we granted Mr. Pedersen a stock option to purchase 100,000 shares of common stock, a stock option to purchase 478,609 shares of common stock and a stock option to purchase 21,391 shares of common stock.  Equity-based compensation was awarded to Mr. Pedersen pursuant to the Incentive Plan.  Mr. Pedersen is eligible to participate in our benefit plans that are generally provided for all employees.  The agreement expires in October 2013 and automatically renews for a successive one-year term, unless earlier terminated by either party.

Outstanding Equity Awards at Fiscal Year End Table

The following table summarizes the total outstanding equity awards as of December 31, 2011 for each named executive officer.

		Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (7)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Clifford Lerner	12/13/2006 (1)	4,500,000	(6)	--	--	$0.13	1/01/2012	--	--	--	--
	12/14/2011 (2)	--		--	--	--	--	4,250,000	$2,762,500	--	--
Jon D. Pedersen, Sr.	10/27/2011 (3)	50,000		50,000	--	$0.651	10/27/2021	--	--	--	--
	10/27/2011 (4)	--		478,609	--	$0.651	10/27/2021	--	--	--	--
	10/27/2011 (5)	--		21,391	--	$0.651	10/27/2021	--	--	--	--
___________________________

(1)	Vested immediately upon the date of grant.
(2)	Vests on the tenth anniversary of the date of grant or, if earlier, upon the occurrence of a change in control of the Company.
(3)	Vested one-half upon the date of grant and vests in full upon the six-month anniversary of the date of grant.
(4)
Vests in four annual installments, consisting of 103,609 shares of common stock on the first anniversary of the date of grant and 125,000 shares of common stock on the second, third and fourth anniversaries of the date of grant.

(5)	Vests in full upon the first anniversary of the date of grant.
(6)
The number of shares of common stock underlying the stock option and the option exercise price were adjusted to reflect the three-for-one stock split (effected as a stock dividend) that occurred on January 14, 2010.  This stock option expired unexercised in accordance with its terms on January 1, 2012.

(7)	The market value of each share of common stock is calculated based upon the closing price of our common stock on the OTC Bulletin Board as of December 30, 2011, which was $0.65 per share.

Equity Compensation Plan Information

The following table provides information as of December 31, 2011 about compensation plans under which shares of our common stock may be issued to employees, executive officers or members of our Board of Directors upon the exercise of options, warrants or rights under all of our existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a)) (c)
Equity compensation plans approved by security holders	—	—	—
Equity compensation plans not approved by security holders	10,636,455	$0.87	5,451,045	(1)(2)
Total	10,636,455	$0.87	5,451,045
___________________________

(1)
Represents shares of common stock available for issuance under (i) the Equity Incentive Compensation Plan, which permitted the issuance of incentive stock options and nonqualified stock options and (ii) the 2011 Long-Term Incentive Plan, as amended and restated in October 2011, which permits the issuance of incentive stock options, nonqualified stock options, shares of restricted stock, stock appreciation rights, restricted stock units, performance awards, dividend equivalent rights and other awards.

(2)
As of April 19, 2012, there were 11,141,455 shares of common stock to be issued upon the exercise of outstanding options under the Incentive Plan and 4,946,045 shares of common stock remaining available for future issuances under the Incentive Plan.

In December 2008, our Board of Directors approved the Equity Incentive Compensation Plan and, in December 2010, terminated the plan as to all unallocated shares of common stock thereunder. The purpose of the Equity Incentive Compensation Plan was to provide an incentive to attract, retain and motivate employees, officers, directors, consultants and advisors with the ability to participate in our future performance. Under the Equity Incentive Compensation Plan, we were authorized to issue incentive stock options and nonqualified stock options. The Equity Incentive Compensation Plan was administered by our Board of Directors.  All options previously granted under the Equity Incentive Compensation Plan remained in full force and effect following the plan’s termination.

In May 2011, our Board of Directors adopted the Snap Interactive, Inc. 2011 Long-Term Incentive Plan (the “Long-Term Incentive Plan”) to attract and retain the services of key employees, key contractors and outside directors of the Company.  In October 2011, our Board of Directors amended and restated the Long-Term Incentive Plan to allow for the issuance of incentive stock option awards by adopting the Incentive Plan.  The Incentive Plan was adopted to attract and retain the services of key employees, key contractors and outside directors of the Company.  The Incentive Plan provides for the granting of incentive stock options, nonqualified stock options, shares of restricted stock, stock appreciation rights, restricted stock units, performance awards, dividend equivalent rights and other awards.  The Incentive Plan is administered by our Board of Directors.

PROPOSAL 2:  APPROVAL OF THE INCENTIVE PLAN

On May 24, 2011, our Board of Directors adopted the Long-Term Incentive Plan.  Our Board of Directors subsequently amended and restated the Long-Term Incentive Plan in its entirety to allow for the issuance of incentive stock options by adopting the Incentive Plan on October 21, 2011, subject to stockholder approval.  The Incentive Plan is intended to enable the Company to remain competitive and innovative in its ability to attract, motivate, reward and retain the services of key employees, certain key contractors, and non-employee directors.  The Incentive Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards which may be granted singly, in combination, or in tandem, and which may be paid in cash or shares of common stock.  The Incentive Plan is expected to provide flexibility to the Company’s compensation methods in order to adapt the compensation of employees, contractors, and non-employee directors to a changing business environment, after giving due consideration to competitive conditions and the impact of federal tax laws.

Description of the Incentive Plan

The following is a brief description of the Incentive Plan.  A copy of the Incentive Plan is attached as Appendix A to this Proxy Statement, and the following description is qualified in its entirety by reference to the Incentive Plan.

Effective Date and Expiration.  The Long-Term Incentive Plan originally became effective on May 24, 2011.  The amended and restated Incentive Plan became effective October 21, 2011, subject to and conditioned upon stockholder approval of the Incentive Plan, and will terminate on May 24, 2021.  No awards may be made under the Incentive Plan after its expiration date, but awards made prior thereto may extend beyond that date.

Share Authorization.  Subject to certain adjustments, the number of shares of common stock that may be issued pursuant to awards under the Incentive Plan is 7,500,000 shares, of which 100% may be delivered pursuant to incentive stock options.  Subject to certain adjustments, with respect to any participant who is an officer of the Company subject to Section 16 of the Exchange Act, or a “covered employee” as defined in Section 162(m)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), a maximum of 2,000,000 shares may be granted in any one year in the form of any award to such participant.

Shares to be issued may be made available from authorized but unissued shares of common stock, shares held by the Company in its treasury, or shares purchased by the Company on the open market or otherwise.  During the term of the Incentive Plan, the Company will at all times reserve and keep enough shares available to satisfy the requirements of the Incentive Plan.  If an award under the Incentive Plan is cancelled, is forfeited or expires, in whole or in part, the shares subject to such forfeited, expired or cancelled award may again be awarded under the Incentive Plan.  In the event that previously acquired shares are delivered to the Company in full or partial payment of the option price for the exercise of a stock option granted under the Incentive Plan, the number of shares available for future awards under the Incentive Plan shall be reduced only by the net number of shares issued upon the exercise of the stock option or settlement of an award.  Awards that may be satisfied either by the issuance of common stock or by cash or other consideration shall be counted against the maximum number of shares that may be issued under the Incentive Plan only during the period that the award is outstanding or to the extent the award is ultimately satisfied by the issuance of shares.  Awards will not reduce the number of shares that may be issued pursuant to the Incentive Plan if the settlement of the award will not require the issuance of shares, as, for example, a stock appreciation right that can be satisfied only by the payment of cash.  Only shares forfeited back to the Company, shares cancelled on account of termination, expiration or lapse of an award, shares surrendered in payment of the option price of an option or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of a stock option shall again be available for grant of incentive stock options under the Incentive Plan, but shall not increase the maximum number of shares described above as the maximum number of shares that may be delivered pursuant to incentive stock options.

Administration.  The Incentive Plan will be administered by the Board of Directors or a committee of the Board of Directors (the “Committee”) consisting of one or more members.  At any time there is no Committee to administer the Incentive Plan, any reference to the Committee is a reference to the Board of Directors.  The Committee will determine the persons to whom awards are to be made, determine the type, size and terms of awards, interpret the Incentive Plan, establish and revise rules and regulations relating to the Incentive Plan and make any other determinations that it believes necessary for the administration of the Incentive Plan.  The Committee may delegate certain duties to one or more officers of the Company as provided in the Incentive Plan.

Eligibility.  Employees (including any employee who is also a director or an officer), contractors, and non-employee directors of the Company or its subsidiaries whose judgment, initiative and efforts contributed to or may be expected to contribute to the successful performance of the Company are eligible to participate in the Incentive Plan.  However, no employee who is an officer of the Company subject to Section 16 of the Exchange Act or a “covered employee” as defined in Section 162(m)(3) of the Code may be granted an award under the Incentive Plan unless such award is granted by an “outside director” under Section 162(m) of the Code and/or a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.  As of April 19, 2012, the Company had 36 employees, one director and one contractor who would be eligible for awards under the Incentive Plan.

Stock Options.  The Committee may grant either incentive stock options (“ISOs”) qualifying under Section 422 of the Code or nonqualified stock options, provided that only employees of the Company and its subsidiaries (excluding subsidiaries that are not corporations) are eligible to receive ISOs.  Stock options may not be granted with an option price less than 100% of the fair market value of a share of common stock on the date the stock option is granted.  If an ISO is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of stock of the Company (or any parent or subsidiary), the option price shall be at least 110% of the fair market value of a share of common stock on the date of grant.  The Committee will determine the terms of each stock option at the time of grant, including without limitation, the methods by or forms in which shares will be delivered to participants.  The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or service generally are fixed by the Committee, except that the Committee may not grant stock options with a term exceeding ten years.

Recipients of stock options may pay the option price (i) in cash, check, bank draft or money order payable to the order of the Company, (ii) by delivering to the Company shares of common stock already owned by the participant having a fair market value equal to the aggregate option price and that the participant has not acquired from the Company within six months prior to the exercise date, (iii) by delivering to the Company or its designated agent an executed irrevocable option exercise form together with irrevocable instructions from the participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares purchased upon the exercise of the option or to pledge such shares to the broker as collateral for a loan from the broker and to deliver to the Company the amount of sale or loan proceeds necessary to pay the purchase price, and (iv) by any other form of valid consideration that is acceptable to the Committee in its sole discretion.

Stock Appreciation Rights.  The Committee is authorized to grant stock appreciation rights (“SARs”) as a stand alone award, or freestanding SARs, or in conjunction with options granted under the Incentive Plan, or tandem SARs.  SARs entitle a participant to receive an amount equal to the excess of the fair market value of a share of common stock on the date of exercise over the fair market value of a share of common stock on the date of grant.  The grant price of a SAR cannot be less than 100% of the fair market value of a share on the date of grant.  The Committee will determine the terms of each SAR at the time of the grant, including without limitation, the methods by or forms in which shares will be delivered to participants.  The maximum term of each SAR, the times at which each SAR will be exercisable, and provisions requiring forfeiture of unexercised SARs at or following termination of employment or service generally are fixed by the Committee, except that no freestanding SAR may have a term exceeding ten years and no tandem SAR may have a term exceeding the term of the option granted in conjunction with the tandem SAR.

Restricted Stock and Restricted Stock Units.  The Committee is authorized to grant restricted stock and restricted stock units.  Restricted stock consists of shares of common stock that may not be sold, transferred, pledged, hypothecated, encumbered or otherwise disposed of, and that may be forfeited in the event of certain terminations of employment or service, prior to the end of a restricted period as specified by the Committee.  Restricted stock units are the right to receive shares of common stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Committee, which include substantial risk of forfeiture and restrictions on their sale or other transfer by the participant.  The Committee determines the eligible participants to whom, and the time or times at which, grants of restricted stock or restricted stock units will be made, the number of shares or units to be granted, the price to be paid, if any, the time or times within which the shares covered by such grants will be subject to forfeiture, the time or times at which the restrictions will terminate, and all other terms and conditions of the grants.  Restrictions or conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with the Company, the passage of time or other restrictions or conditions.  The value of the restricted stock units may be paid in shares, cash, or a combination of both, as determined by the Committee.

Dividend Equivalent Rights.  The Committee is authorized to grant a dividend equivalent right to any participant either as a component of another award or as a separate award, conferring on participants the right to receive cash or shares of common stock equal in value to dividends paid on a specific number of shares or other periodic payments.  The terms and conditions of the dividend equivalent right shall be specified by the grant.  Dividend equivalents credited to the holder of a dividend equivalent right may be paid currently or may be deemed to be reinvested in additional shares.  Any such reinvestment shall be at the fair market value at the time thereof.  A dividend equivalent right may be settled in cash, shares, or a combination thereof.

Performance Awards.  The Committee may grant performance awards payable in cash, shares of common stock, a combination thereof, or other consideration at the end of a specified performance period.  Payment will be contingent upon achieving pre-established performance goals (as discussed below) by the end of the performance period.  The Committee will determine the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made, so long as such provisions are not inconsistent with the terms of the Incentive Plan, and to the extent an award is subject to Section 409A of the Code, are in compliance with the applicable requirements of Section 409A of the Code and any applicable regulations or guidance.  To the extent the Company determines that Section 162(m) of the Code shall apply to a performance award granted under the Incentive Plan, it is the intent of the Company that performance awards constitute “performance-based compensation” within the meaning of Section 162(m) of the Code and the regulations thereunder.  Further, if complying with Section 162(m) of the Code, no participant may receive awards in any calendar year which have an aggregate value of more than $5,000,000, and if such awards involve the issuance of common stock, the aggregate value shall be based on the fair market value of such shares on the time of grant of such awards.  In certain circumstances, the Committee may, in its discretion, determine that the amount payable with respect to certain performance awards will be reduced from the amount of any potential awards.  However, the Committee may not, in any event, increase the amount of compensation payable to an individual upon the attainment of a performance goal intended to satisfy the requirements of Section 162(m) of the Code.  With respect to a performance award that is not intended to satisfy the requirements of Section 162(m) of the Code, if the Committee determines in its sole discretion that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Committee deems satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

Performance Goals.  Awards of restricted stock, restricted stock units, and performance awards under the Incentive Plan may be made subject to the attainment of performance goals relating to one or more business criteria which, where applicable, shall be within the meaning of Section 162(m) of the Code and consist of one or more or any combination of the following criteria (“Performance Criteria”): cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the shares; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders.  Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index.  Any Performance Criteria may include or exclude (i) extraordinary, unusual, and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly, periodic and annual earnings releases, or (v) other similar occurrences.  In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an award.  However, to the extent Section 162(m) of the Code is applicable, the Committee may not in any event increase the amount of compensation payable to an individual upon the attainment of a Performance Goal.

Other Awards.  The Committee may grant other forms of awards payable in cash or shares if the Committee determines that such other form of award is consistent with the purpose and restrictions of the Incentive Plan.  The terms and conditions of such other form of award shall be specified by the grant.  Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant.

Vesting, Forfeiture, Assignment.  The Committee, in its sole discretion, may determine that an award will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Incentive Plan.  If the Committee imposes conditions upon vesting, then, except as otherwise provided below, subsequent to the date of grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the award may be vested.

The Committee may impose on any award at the time of grant or thereafter, such additional terms and conditions as the Committee determines, including terms requiring forfeiture of awards in the event of a participant’s termination of service.  The Committee will specify the circumstances on which performance awards may be forfeited in the event of a termination of service by a participant prior to the end of a performance period or settlement of awards.  Except as otherwise determined by the Committee, restricted stock will be forfeited upon a participant’s termination of service during the applicable restriction period.

Awards granted under the Incentive Plan generally are not assignable or transferable except by will or by the laws of descent and distribution, except that the Committee may, in its discretion and pursuant to the terms of an award agreement, permit certain transfers of nonqualified stock options or SARs to (i) the spouse (or former spouse), children or grandchildren of the participant (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by Immediate Family Members, (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the applicable award agreement pursuant to which such award is granted must be approved by the Committee and must expressly provide for such transferability and (z) subsequent transfers of transferred awards shall be prohibited except those by will or the laws of descent and distribution.

Adjustments Upon Changes in Capitalization.  In the event that any dividend or other distribution, recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of shares of common stock or other securities of the Company, issuance of warrants or other rights to purchase shares of common stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an award, then the Committee shall adjust any or all of the following so that the fair value of the award immediately after the transaction or event is equal to the fair value of the award immediately prior to the transaction or event (i) the number of shares and type of common stock (or the securities or property) which thereafter may be made the subject of awards, (ii) the number of shares and type of common stock (or other securities or property) subject to outstanding awards, (iii) the number of shares and type of common stock (or other securities or property) specified as the annual per-participant limitation under the Incentive Plan, (iv) the option price of each outstanding award, (v) the amount, if any, the Company pays for forfeited shares in accordance with the terms of the Incentive Plan, and (vi) the number of or exercise price of shares then subject to outstanding SARs previously granted and unexercised under the Incentive Plan to the end that the same proportion of the Company’s issued and outstanding shares common stock in each instance shall remain subject to exercise at the same aggregate exercise price; provided however, that the number of shares of common stock (or other securities or property) subject to any award shall always be a whole number.  Notwithstanding the foregoing, no adjustment shall be made or authorized to the extent that such adjustment would cause the Incentive Plan or any stock option to violate Section 422 of the Code or Section 409A of the Code.  All such adjustments must be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

Amendment or Discontinuance of the Incentive Plan.  The Board of Directors may, at any time and from time to time, without the consent of the participants, alter, amend, revise, suspend or discontinue the Incentive Plan in whole or in part; provided, however, that (i) no amendment that requires stockholder approval in order for the Incentive Plan and any awards under the Incentive Plan to continue to comply with Sections 162(m), 421, and 422 of the Code (including any successors to such sections, or other applicable law) or any applicable requirements of any securities exchange or inter-dealer quotation system on which the Company’s stock is listed or traded, shall be effective unless such amendment is approved by the requisite vote of the Company’s stockholders entitled to vote on the amendment; and (ii) unless required by law, no action by the Board of Directors regarding amendment or discontinuance of the Incentive Plan may adversely affect any rights of any participants or obligations of the Company to any participants with respect to any outstanding award under the Incentive Plan without the consent of the affected participant.

Federal Income Tax Consequences

The following is a brief summary of certain federal income tax consequences relating to the transactions described under the Incentive Plan as set forth below.  This summary does not purport to address all aspects of federal income taxation and does not describe state, local or foreign tax consequences. This discussion is based upon provisions of the Code and the treasury regulations issued thereunder, and judicial and administrative interpretations under the Code and treasury regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

Law Affecting Deferred Compensation.  In 2004, Section 409A was added to the Code to regulate all types of deferred compensation.  If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the underpayment rate plus 1% and a 20% penalty tax.  Certain performance awards, stock options, stock appreciation rights, restricted stock units and certain types of restricted stock are subject to Section 409A of the Code.

Incentive Stock Options.  A participant will not recognize income at the time an ISO is granted. When a participant exercises an ISO, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the shares with respect to which the participant’s ISOs are exercisable for the first time during any year exceeds $100,000, the ISOs for the shares over $100,000 will be treated as nonqualified stock options, and not ISOs, for federal tax purposes, and the participant will recognize income as if the ISOs were nonqualified stock options.  In addition to the foregoing, if the fair market value of the shares received upon exercise of an ISO exceeds the exercise price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

The tax treatment of any shares acquired by exercise of an ISO will depend upon whether the participant disposes of his or her shares prior to two years after the date the ISO was granted or one year after the shares were transferred to the participant (referred to as the “Holding Period”).  If a participant disposes of shares acquired by exercise of an ISO after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.

If the participant disposes of shares acquired by exercise of an ISO prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.”  If the amount received for the shares is greater than the fair market value of the shares on the exercise date, then the difference between the ISO’s exercise price and the fair market value of the shares at the time of exercise will be treated as ordinary income for the tax year in which the “disqualifying disposition” occurs.  The participant’s basis in the shares will be increased by an amount equal to the amount treated as ordinary income due to such “disqualifying disposition.”  In addition, the amount received in such “disqualifying disposition” over the participant’s increased basis in the shares will be treated as capital gain.  However, if the price received for shares acquired by exercise of an ISO is less than the fair market value of the shares on the exercise date and the disposition is a transaction in which the participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the “disqualifying disposition” over the basis of the shares.

Nonqualified Stock Options.  A participant generally will not recognize income at the time a nonqualified stock option is granted.  When a participant exercises a nonqualified stock option, the difference between the option price and any higher market value of the shares of common stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant.  The participant’s tax basis for the shares acquired under a nonqualified stock option will be equal to the option price paid for such shares, plus any amounts included in the participant’s income as compensation. When a participant disposes of shares acquired by exercise of a nonqualified stock option, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.

Special Rule if Option Price is Paid for in Shares.  If a participant pays the option price of a nonqualified stock option with previously-owned shares of common stock and the transaction is not a disqualifying disposition of shares previously acquired under an ISO, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange.  The participant’s tax basis and holding period for these shares received will be equal to the participant’s tax basis and holding period for the shares surrendered.  The shares received in excess of the number of shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of their fair market value.  The participant’s tax basis in these shares will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.

If the use of previously acquired shares to pay the exercise price of a nonqualified stock option constitutes a disqualifying disposition of shares previously acquired under an ISO, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares surrendered, determined at the time such shares were originally acquired on exercise of the ISO, over the aggregate option price paid for such shares.  As discussed above, a disqualifying disposition of shares previously acquired under an ISO occurs when the participant disposes of such shares before the end of the Holding Period.  The other tax results from paying the exercise price with previously-owned shares are as described above, except that the participant’s tax basis in the shares that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Restricted Stock.  A participant who receives restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares granted as restricted stock at such time as the shares are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares.  However, a participant who receives restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the shares to recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares) over the purchase price, if any, of such shares.  If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to such shares.  At the time of sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending on the holding period.  For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income, plus the purchase price paid by the participant, if any, for such shares.

Stock Appreciation Rights.  Generally, a participant who receives a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted, provided that the SAR is exempt from or complies with Section 409A of the Code.  If an employee receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received.  If a recipient receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the grant price, if any, will be taxed as ordinary income to the employee at the time it is received.  In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs.  However, upon the exercise of a SAR, the Company will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the exercise.

Other Awards.  In the case of an award of restricted stock units, performance awards, dividend equivalent rights or other stock or cash awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code.  In that taxable year, the Company will receive a federal income tax deduction in an amount equal to the ordinary income which the participant has recognized.

Federal Tax Withholding.  Any ordinary income realized by a participant upon the exercise of an award under the Incentive Plan is subject to withholding of federal, state and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act.  To satisfy federal income tax withholding requirements, the Company will have the right to require that, as a condition to delivery of any certificate for shares of common stock, the participant remit to the Company an amount sufficient to satisfy the withholding requirements.  Alternatively, the Company may (i) withhold a portion of the shares (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations, (ii) if the Company consents, arrange for the sale of a number of shares that would be issued to the participant to satisfy all or part of the withholding tax obligations, or (iii) if the Company consents, accept delivery of shares with an aggregate fair market value that equals or exceeds the required tax withholding payment.  Withholding does not represent an increase in the participant’s total income tax obligation, since it is fully credited toward his or her tax liability for the year.  Additionally, withholding does not affect the participant’s tax basis in the shares.  Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by the Company to employees by January 31 of the succeeding year.  Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements.

Tax Consequences to the Company.  To the extent that a participant recognizes ordinary income in the circumstances described above, the Company will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

Million Dollar Deduction Limit and Other Tax Matters.  The Company may not deduct compensation of more than $1,000,000 that is paid to an individual who, on the last day of the taxable year, is either the Company’s principal executive officer or an individual who is among the three highest compensated officers for the taxable year (other than the principal executive officer or the principal financial officer).  The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation, and only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities).  To the extent that the Company determines that Section 162(m) of the Code will apply to any awards granted pursuant to the Incentive Plan, the Company intends that such awards will be constructed so as to constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation.

If an individual’s rights under the Incentive Plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income tax) payable by the individual on the value of such accelerated rights, and (ii) the loss by the Company of a compensation deduction.

New Plan Benefits

The Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the Incentive Plan because the grant of awards and terms of such awards are to be determined in the sole discretion of the Committee.

Vote Required

The affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting entitled to vote on such proposal that vote for or against such proposal is required for the approval of the Incentive Plan.

The Board of Directors recommends that you vote “FOR” the approval of the Incentive Plan.

PROPOSAL 3:  APPROVAL OF AN AMENDMENT TO OUR CURRENT CERTIFICATE
TO PROVIDE THAT THE COMPANY’S DIRECTORS AND OFFICERS SHALL BE INDEMNIFIED
TO THE FULLEST EXTENT PERMITTED BY SECTION 145 OF THE DGCL

The Board of Directors has approved, and recommends that the stockholders of the Company approve, an amendment to our Current Certificate to provide that the Company’s directors and officers shall be indemnified to the fullest extent permitted by Section 145 of the DGCL.  On April 19, 2012, our Board of Directors approved the amendment to our Current Certificate, subject to the affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock.  The Board of Directors requested the stockholders to approve this amendment in order to provide mandatory indemnification to our directors and officers.

The proposed amendment, if approved by stockholders, would add a thirteenth paragraph to the Current Certificate that provides the Company shall, to the fullest extent permitted by Section 145 of the DGCL, as the same may be amended and supplemented, indemnify and advance expenses to, any person who is or was a director or officer of the Company, or who is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section.  In addition, the proposed amendment would also provide clarification that the Company may provide indemnification to any such person and any other person who is or was an employee or agent of the Company, by agreement or otherwise, on such terms and conditions as the Board of Directors may approve and that any agreement for indemnification of any director, officer, employee or other person may provide indemnification rights that are broader or otherwise different from the rights set forth in the amendment.  The full text of the proposed amendment to add Article Thirteenth to the Current Certificate is set forth in Appendix B.

Reasons for the Amendment

The Board of Directors believes that the proposed amendment to the Current Certificate to provide that the Company’s directors and officers shall be indemnified to the fullest extent permitted by Section 145 of the DGCL is in the best interests of the Company and its stockholders because it would increase the Company’s ability to attract directors and executive officers to the Company.  The proposed amendment also would provide our existing director and executive officers with protection against liability and losses and would provide additional protection in the event of a change of control.  If the proposed amendment to the Current Certificate is not approved, all indemnification rights for the Company’s directors and executive officers would be determined pursuant to the DGCL and any existing contractual agreement that the Company has with such persons.  No claims for indemnification which would be governed by the proposed amendment to the Current Certificate have been asserted by our director or officers against the Company.

In addition, the Board of Directors is proposing that the stockholders approve the proposed amendment to clarify that the Company may provide indemnification to any such person, by agreement or otherwise, on such terms and conditions as the Board of Directors may approve and that any agreement for indemnification of any director, officer, employee or other person may provide indemnification rights that are broader or otherwise different from the rights set forth in the amendment.

Amendment to the Company’s Amended and Restated By-Laws

On April 19, 2012, our Board of Directors adopted the First Amendment to our Amended and Restated By-Laws to provide, among other things, that the Company shall indemnify and advance expenses to any person who is or was a director or officer or who is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise to the fullest extent permitted by applicable law, including the fullest extent permitted by Section 145(a) and Section 145(b) of the DGCL.  The right to advancement of expenses applies to expenses actually and reasonably incurred by such persons to the extent that they are successful on the merits or otherwise, as to any proceeding or any matter within a proceeding related to their service to the Company. The portion of the First Amendment to our Amended and Restated By-Laws providing for indemnification is of no force or effect until, and becomes effective upon the time that, the stockholders approve the proposed amendment to our Current Certificate to provide that the Company’s directors and officers shall be indemnified to the fullest extent permitted by Section 145 of the DGCL.  Our Amended and Restated By-Laws may be amended by a majority of our Board of Directors or by the holders of a majority of the shares of stock of the Company outstanding and entitled to vote thereat.  No approval of the amendment to the Amended and Restated By-Laws is being requested because our Board of Directors has already approved the First Amendment to our Amended and Restated By-Laws; however, if the stockholders approve proposal 3, the portion of the First Amendment to our Amended and Restated By-Laws concerning the procedures by which the Company shall indemnify directors, officers and certain other persons will become effective. The full text of the section on indemnification included in the First Amendment to our Amended and Restated By-Laws is set forth in Appendix C.

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote on such proposal is required for the approval of the amendment to the Current Certificate to provide that the Company’s directors and officers shall be indemnified to the fullest extent permitted by Section 145 of the DGCL.

The Board of Directors recommends that you vote “FOR” the proposal to amend our Current Certificate to provide that the Company’s directors and officers shall be indemnified to the fullest extent permitted by Section 145 of the DGCL.

PROPOSAL 4:  APPROVAL OF AN AMENDMENT TO OUR CURRENT CERTIFICATE
TO PROVIDE FOR A DELAWARE CHOICE OF VENUE PROVISION

The Board of Directors has approved, and recommends that the stockholders of the Company approve, an amendment to our Current Certificate to provide that, unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for certain legal actions or proceedings against the Company.  On April 19, 2012, our Board of Directors approved the amendment to our Current Certificate, subject to the affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock.  The Board of Directors requested the stockholders to approve this amendment in order to designate the Court of Chancery in the State of Delaware as the sole and exclusive forum for certain legal actions or proceedings against the Company.

The proposed amendment, if approved by stockholders, would add a fourteenth paragraph to the Current Certificate that provides that, unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, or other employee of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, the Certificate of Incorporation or By-Laws of the Company, or (iv) any other action asserting a claim governed by the internal affairs doctrine.  The full text of the proposed amendment to add Article Fourteenth to the Current Certificate is set forth in Appendix D.

Reasons for the Amendment

The Board of Directors believes that the proposed amendment to the Current Certificate to provide for an exclusive Delaware choice of venue provision is in the best interests of the Company and its stockholders because it could help the Company to avoid numerous lawsuits in different jurisdictions regarding the same matter.  The Board of Directors believes that the Delaware courts are best suited to address disputes involving the actions or proceedings governed by the amendment because the Company is incorporated in Delaware and the Delaware courts have a reputation for expertise in corporate law matters.   The Board of Directors also believes that providing for Delaware as the exclusive forum for the types of disputes listed above is in the best interests of the Company and its stockholders.  The proposed amendment, however, still retains the Company’s ability to consent to alternative forums on a case-by-case basis where the interests of the Company and its stockholders are best served by permitting such a dispute.  If the proposed amendment to the Current Certificate is not approved, the choice of venue for these certain legal actions and proceedings would be determined pursuant to applicable conflicts of law principles, the DGCL and any existing contractual arrangements.

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote on such proposal is required for the approval of the amendment to the Company’s Current Certificate to provide for a Delaware choice of venue provision.

The Board of Directors recommends that you vote “FOR” the proposal to amend our Current Certificate to provide for a Delaware choice of venue provision.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

During 2011, Webb & Company, P.A. served as our independent registered public accounting firm and also provided certain other tax services.  We do not expect that one or more representatives of Webb & Company, P.A. will attend the Annual Meeting.

Fees to Independent Registered Public Accounting Firm

The following table shows the aggregate fees billed to us by Webb & Company, P.A. for professional services rendered in 2011 and 2010:

	2011	2010
Audit Fees	$78,969	$45,622
Audit-Related Fees	0	0
Tax Fees	4,500	4,548
All Other Fees	0	0
Total Fees	$83,469	$50,170

Audit Fees. Audit fees for 2011 and 2010 consist of fees related to the audit and review of our consolidated financial statements, reviews of our interim financial statements, and comfort letters and consents related to SEC registration statements.

Audit-Related Fees. There were no fees for audit-related services for 2011 and 2010.

Tax Fees. Tax fees consist of fees for tax compliance, tax advice and tax planning.

All Other Fees. We did not incur fees for any other services provided during 2011 and 2010.

Approval of Independent Registered Public Accounting Firm Services and Fees

The SEC requires that before our independent registered public accounting firm is engaged by us to render any auditing or permitted non-audit related service, the engagement be either: (i) approved by our audit committee or (ii) entered into pursuant to pre-approval policies and procedures established by the audit committee; provided that the policies and procedures are detailed as to the particular service, the audit committee is informed of each service, and such policies and procedures do not include delegation of the audit committee’s responsibilities to management.

We do not have an audit committee.  Our Board of Directors pre-approves all services provided by our independent registered public accounting firm. All of the above services and fees for 2011 and 2010 were pre-approved by our Board of Directors.

OTHER BUSINESS

The Board of Directors knows of no other business to be brought before the Annual Meeting.  If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” information into this Proxy Statement, which means that we can disclose important information to you by referring you to another document or report filed separately with the SEC.  The information incorporated by reference is deemed to be a part of this Proxy Statement, except to the extent any information is superseded by this Proxy Statement.

Our Annual Report on Form 10-K for the year ended December 31, 2011, along with financial statements and related notes thereto (the “Form 10-K”), which was filed with the SEC on March 30, 2012 and contains important information about the Company, is hereby incorporated by reference into this Proxy Statement.  A copy of the Form 10-K is included within the Annual Report delivered with this Proxy Statement.

Any statement contained in a document incorporated or deemed to be incorporated by reference into this Proxy Statement will be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in this Proxy Statement or any other subsequently filed document that is deemed to be incorporated by reference into this Proxy Statement modifies or supersedes the statement.  Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

Pursuant to rules of the SEC, a stockholder who intends to present a proposal at our next annual meeting of stockholders and who wishes the proposal to be included in the proxy statement for that meeting must submit the proposal in writing to the attention of the President, Chief Executive Officer and Chairman of Snap Interactive, Inc. at 462 7th Avenue, 4th Floor, New York, New York 10018.  The proposal must be received no later than January 2, 2013.

Stockholders wishing to submit proposals to be presented directly at our next annual meeting of stockholders instead of by inclusion in next year’s proxy statement must follow the submission criteria set forth in our Amended and Restated By-Laws, as amended, and applicable law concerning stockholder proposals.  To be timely in connection with our next annual meeting, a stockholder proposal concerning business other than director nominations must be received by the Company at its principal executive offices between January 18, 2013 and February 17, 2013.  To be timely in connection with our next annual meeting, a stockholder proposal concerning director nominations must be received by the Company at its principal executive offices between January 18, 2013 and February 17, 2013.  The chairman of the meeting may refuse to bring before a meeting any business not brought in compliance with applicable law and our Amended and Restated By-Laws, as amended.

A copy of the Company’s 2011 Annual Report on Form 10-K (and any exhibits thereto) is available without charge upon written request to Snap Interactive, Inc., Attention: Denise Garcia, Investor Relations, 462 7th Avenue, 4th Floor, New York, New York 10018.

APPENDIX A

INCENTIVE PLAN

SNAP INTERACTIVE, INC.

AMENDED AND RESTATED
2011 LONG-TERM INCENTIVE PLAN

The Snap Interactive, Inc. 2011 Amended and Restated Long-Term Incentive Plan (the “Plan”) was originally adopted by the Board of Directors of Snap Interactive, Inc., a Delaware corporation (the “Company”), effective as of May 24, 2011, and was subsequently amended and restated in its entirety by the Company’s Board of Directors on October 21, 2011, subject to approval by the Company’s stockholders.

ARTICLE 1
PURPOSE

The purpose of the Plan is to attract and retain the services of key employees, key contractors and Outside Directors of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards, whether granted singly, or in combination, or in tandem, that will

(a)  increase the interest of such persons in the Company’s welfare;

(b)  furnish an incentive to such persons to continue their services for the Company or its Subsidiaries; and

(c)  provide a means through which the Company may attract able persons as Employees, Contractors and Outside Directors.

With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the “1934 Act”).  To the extent any provision of the Plan or action by the Committee fails to so comply, such provision or action shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.

ARTICLE 2
DEFINITIONS

For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

2.1    “Award” means the grant of any Incentive Stock Option, Nonqualified Stock Option, Reload Option, Restricted Stock, SAR, Restricted Stock Units, Performance Award, Dividend Equivalent Right or Other Award, whether granted singly or in combination or in tandem (each individually referred to herein as an “Incentive”).

2.2    “Award Agreement” means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

2.3    “Award Period” means the period set forth in the Award Agreement during which one or more Incentives granted under an Award may be exercised.

2.4    “Board” means the board of directors of the Company.

2.5    “Change in Control” means any of the following, except as otherwise provided herein:  (i) any consolidation, merger or share exchange of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company’s Common Stock would be converted into cash, securities or other property, other than a consolidation, merger or share exchange of the Company in which the holders of the Company’s Common Stock immediately prior to such transaction have the same proportionate ownership of Common Stock of the surviving corporation immediately after such transaction; (ii) any sale, lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation) in one transaction or a series of related transactions, of all or substantially all of the assets of the Company; (iii) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; (iv) the cessation of control (by virtue of their not constituting a majority of directors) of the Board by the individuals (the “Continuing Directors”) who (x) at the date of this Plan were directors or (y) become directors after the date of this Plan and whose election or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then in office who were directors at the date of this Plan or whose election or nomination for election was previously so approved; (v) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the 1934 Act) of an aggregate of 50% or more of the voting power of the Company’s outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under the 1934 Act) who beneficially owned less than 50% of the voting power of the Company’s outstanding voting securities on the date of this Plan; provided, however, that notwithstanding the foregoing, an acquisition shall not constitute a Change in Control hereunder if the acquirer is (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (y) a Subsidiary of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company or (z) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors; or (vi) in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7.

Notwithstanding the foregoing provisions of this Section 2.5, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Change in Control” for purposes of such Award shall be as follows:

“Change in Control” of the Company occurs upon a change in the Company’s ownership, its effective control or the ownership of a substantial portion of its assets, as follows:

(a)    Change in Ownership.  A change in ownership of the Company occurs on the date that any “Person” (as defined in Section 2.5(d) below), other than (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding stock pursuant to an offering of such stock, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the Company’s stock, acquires ownership of the Company’s stock that, together with stock held by such Person, constitutes more than 50% of the total fair market value or total voting power of the Company’s stock.  However, if any Person is considered to own already more than 50% of the total fair market value or total voting power of the Company’s stock, the acquisition of additional stock by the same Person is not considered to be a Change of Control.  In addition, if any Person has effective control of the Company through ownership of 30% or more of the total voting power of the Company’s stock, as discussed in paragraph (b) below, the acquisition of additional control of the Company by the same Person is not considered to cause a Change in Control pursuant to this paragraph (a); or

(b)    Change in Effective Control.  Even though the Company may not have undergone a change in ownership under paragraph (a) above, a change in the effective control of the Company occurs on either of the following dates:

(i)   the date that any Person acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person) ownership of the Company’s stock possessing 30% or more of the total voting power of the Company’s stock.  However, if any Person owns 30% or more of the total voting power of the Company’s stock, the acquisition of additional control of the Company by the same Person is not considered to cause a Change in Control pursuant to this subparagraph (b)(i); or

(ii)  the date during any 12-month period when a majority of members of the Board is replaced by directors whose appointment or election is not endorsed by a majority of the Board before the date of the appointment or election; provided, however, that any such director shall not be considered to be endorsed by the Board if his or her initial assumption of office occurs as a result of an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c)    Change in Ownership of Substantial Portion of Assets.  A change in the ownership of a substantial portion of the Company’s assets occurs on the date that a Person acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person) assets of the Company, that have a total gross fair market value equal to at least 40% of the total gross fair market value of all of the Company’s assets immediately before such acquisition or acquisitions.  However, there is no Change in Control when there is such a transfer to (i) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock; (ii) an entity, at least 50% of the total value or voting power of the stock of which is owned, directly or indirectly, by the Company; (iii) a Person that owns directly or indirectly, at least 50% of the total value or voting power of the Company’s outstanding stock; or (iv) an entity, at least 50% of the total value or voting power of the stock of which is owned by a Person that owns, directly or indirectly, at least 50% of the total value or voting power of the Company’s outstanding stock.

(d)    Definitions.  For purposes of subparagraphs (a), (b) and (c) above:

(i)   “Person” shall have the meaning given in Section 7701(a)(1) of the Code.  Person shall include more than one Person acting as a group as defined by the Final Treasury Regulations issued under Section 409A of the Code.

(ii)  “Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the 1934 Act.

(e)    Interpretation.  The provisions of this Section 2.5 shall be interpreted in accordance with the requirements of the Final Treasury Regulations under Code Section 409A, it being the intent of the parties that this Section 2.5 shall be in compliance with the requirements of said Code Section and said Regulations.

2.6    “Code” means the Internal Revenue Code of 1986, as amended.

2.7    “Committee” means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

2.8    “Common Stock” means the common stock, par value $0.001 per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.

2.9    “Company” means Snap Interactive, Inc., a Delaware corporation, and any successor entity.

2.10  “Contractor” means any natural person, who is not an Employee, rendering bona fide services to the Company or a Subsidiary, with compensation, pursuant to a written independent contractor agreement between such person and the Company or a Subsidiary, provided that such services are not rendered in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

2.11  “Corporation” means any entity that (i) is defined as a corporation under Section 7701 of the Code and (ii) is the Company or is in an unbroken chain of corporations (other than the Company) beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain.  For purposes of clause (ii) hereof, an entity shall be treated as a “corporation” if it satisfies the definition of a corporation under Section 7701 of the Code.

2.12  “Date of Grant” means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the 1934 Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of stockholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.

2.13  “Dividend Equivalent Right” means the right of the holder thereof to receive credits based on the cash dividends that would have been paid on the shares of Common Stock specified in the Award if such shares were held by the Participant to whom the Award is made.

2.14  “Employee” means common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company.

2.15  “Executive Officer” means an officer of the Company or a Subsidiary subject to Section 16 of the 1934 Act or a “covered employee” as defined in Section 162(m)(3) of the Code.

2.16  “Fair Market Value” means, as of a particular date, (a) if the shares of Common Stock are listed on any established national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal securities exchange for the Common Stock on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (b) if the shares of Common Stock are not so listed but are quoted on the Nasdaq National Market System, the closing sales price per share of Common Stock on the Nasdaq National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by Nasdaq, or, if not reported by Nasdaq, by the National Quotation Bureau, Inc., or (d) if none of the above is applicable, such amount as may be determined by the Committee (acting on the advice of an Independent Third Party, should the Board elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock.  The determination of Fair Market Value shall, where applicable, be in compliance with Section 409A of the Code.

2.17  “Independent Third Party” means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan.  The Board may utilize one or more Independent Third Parties.

2.18  “Incentive” is defined in Section 2.1 hereof.

2.19  “Incentive Stock Option” means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.

2.20  “Nonqualified Stock Option” means a nonqualified stock option, granted pursuant to this Plan, which is not an Incentive Stock Option.

2.21  “Option Price” means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

2.22  “Other Award” means an Award issued pursuant to Section 6.8 hereof.

2.23  “Outside Director” means a director of the Company who is not an Employee or a Contractor.

2.24  “Participant” means an Employee, Contractor or Outside Director of the Company or a Subsidiary to whom an Award is granted under this Plan.

2.25  “Plan” means this Snap Interactive, Inc. Amended and Restated 2011 Long-Term Incentive Plan, as amended from time to time.

2.26  “Performance Award” means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock pursuant to Section 6.7 hereof.

2.27  “Performance Goal” means any of the goals set forth in Section 6.10 hereof.

2.28  “Reload Stock Option” means a Nonqualified Stock Option or an Incentive Stock Option granted pursuant to Section 8.3(c) hereof.

2.29  “Reporting Participant” means a Participant who is subject to the reporting requirements of Section 16 of the 1934 Act.

2.30  “Restricted Stock” means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.4 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

2.31  “Restricted Stock Units” means units awarded to Participants pursuant to Section 6.5 hereof, which are convertible into Common Stock at such time as such units are no longer subject to restrictions as established by the Committee.

2.32  “Retirement” means any Termination of Service solely due to retirement upon or after attainment of age sixty-five (65), or permitted early retirement as determined by the Committee.

2.33  “SAR” or “stock appreciation right” means the right to receive an amount, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock as of the date the SAR is exercised (or, as provided in the Award Agreement, converted) over the SAR Price for such shares.

2.34  “SAR Price” means the exercise price or conversion price of each share of Common Stock covered by a SAR, determined on the Date of Grant of the SAR.

2.35  “Stock Option” means a Nonqualified Stock Option, a Reload Stock Option or an Incentive Stock Option.

2.36  “Subsidiary” means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above.  “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

2.37  “Termination of Service” occurs when a Participant who is (i) an Employee of the Company or any Subsidiary ceases to serve as an Employee of the Company and its Subsidiaries, for any reason; (ii) an Outside Director of the Company or a Subsidiary ceases to serve as a director of the Company and its Subsidiaries for any reason; or (iii) a Contractor of the Company or a Subsidiary ceases to serve as a Contractor of the Company and its Subsidiaries for any reason.  Except as may be necessary or desirable to comply with applicable federal or state law, a “Termination of Service” shall not be deemed to have occurred when a Participant who is an Employee becomes an Outside Director or Contractor or vice versa.  If, however, a Participant who is an Employee and who has an Incentive Stock Option ceases to be an Employee but does not suffer a Termination of Service, and if that Participant does not exercise the Incentive Stock Option within the time required under Section 422 of the Code upon ceasing to be an Employee, the Incentive Stock Option shall thereafter become a Nonqualified Stock Option.  Notwithstanding the foregoing provisions of this Section 2.37, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Termination of Service” for purposes of such Award shall be the definition of “separation from service” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

2.38  “Total and Permanent Disability” means a Participant is qualified for long-term disability benefits under the Company’s or Subsidiary’s disability plan or insurance policy; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of a physical or mental condition resulting from bodily injury, disease, or mental disorder, is unable to perform his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee, based upon medical reports or other evidence satisfactory to the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code. Notwithstanding the foregoing provisions of this Section 2.38, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Total and Permanent Disability” for purposes of such Award shall be the definition of “disability” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

ARTICLE 3
ADMINISTRATION

3.1   General Administration; Establishment of Committee.  Subject to the terms of this Article 3, the Plan shall be administered by the Board or such committee of the Board as is designated by the Board to administer the Plan (the “Committee”). The Committee shall consist of not fewer than one person.  Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.  At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.

Membership on the Committee shall be limited to those members of the Board who are “outside directors” under Section 162(m) of the Code and “non-employee directors” as defined in Rule 16b-3 promulgated under the 1934 Act.  The Committee shall select one of its members to act as its Chairman.  A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

3.2   Designation of Participants and Awards.

(a)   The Committee or the Board shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, where applicable, the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan.  The Committee shall determine whether an Award shall include one type of Incentive or two or more Incentives granted in combination or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive). Although the members of the Committee shall be eligible to receive Awards, all decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board.

(b)   Notwithstanding Section 3.2(a), to the extent permitted by applicable law,  the Board may, in its discretion and by a resolution adopted by the Board, authorize one or more officers of the Company (an “Authorized Officer”) to (i) designate one or more Employees as eligible persons to whom Awards will be granted under the Plan and (ii) determine the number of shares of Common Stock that will be subject to such Awards; provided, however, that the resolution of the Board granting such authority shall (x) specify the total number of shares of Common Stock that may be made subject to the Awards, (y) set forth the price or prices (or a formula by which such price or prices may be determined) to be paid for the purchase of the Common Stock subject to such Awards, and (z) not authorize an officer to designate himself as a recipient of any Award.

3.3   Authority of the Committee.  The Committee, in its discretion, shall (i) interpret the Plan, (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, (iii) establish performance goals for an Award and certify the extent of their achievement, and (iv) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan.  Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties.  The Committee’s discretion set forth herein shall not be limited by any provision of the Plan, including any provision which by its terms is applicable notwithstanding any other provision of the Plan to the contrary.

The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan.  Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee.

With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the 1934 Act, Section 422 of the Code, Section 162(m) of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other applicable law, rule or restriction (collectively, “applicable law”), to the extent that any such restrictions are no longer required by applicable law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

ARTICLE 4
ELIGIBILITY

Any Employee (including an Employee who is also a director or an officer), Contractor or Outside Director of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided, however, no Executive Officer may be granted an Award under the Plan unless such Award is granted by an “outside director” under Section 162(m) of the Code and/or a “non-employee director” as defined in Rule 16b-3 promulgated under the 1934 Act.  Only Employees of a Corporation shall be eligible to receive Incentive Stock Options.  The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee, Contractor or Outside Director of the Company or any Subsidiary.  Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine.  Except as required by this Plan, Awards granted at different times need not contain similar provisions.  The Committee’s determinations under the Plan (including without limitation determinations of which Employees, Contractors or Outside Directors, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.

ARTICLE 5
SHARES SUBJECT TO PLAN

5.1   Number Available for Awards.  Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is seven million five hundred thousand (7,500,000) shares, of which 100% may be delivered pursuant to Incentive Stock Options.  Subject to adjustment pursuant to Articles 11 and 12, the maximum number of shares of Common Stock with respect to which  Stock Options or SARs may be granted to an Executive Officer during any calendar year is two million (2,000,000) shares of Common Stock.  Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise.  During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

5.2   Reuse of Shares.  To the extent that any Award under this Plan shall be forfeited, shall expire or be canceled, in whole or in part, then the number of shares of Common Stock covered by the Award or stock option so forfeited, expired or canceled may again be awarded pursuant to the provisions of this Plan.  In the event that previously acquired shares of Common Stock are delivered to the Company in full or partial payment of the exercise price for the exercise of a Stock Option granted under this Plan, the number of shares of Common Stock available for future Awards under this Plan shall be reduced only by the net number of shares of Common Stock issued upon the exercise of the Stock Option.  Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan only during the period that the Award is outstanding or to the extent the Award is ultimately satisfied by the issuance of shares of Common Stock.  Awards will not reduce the number of shares of Common Stock that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of shares of Common Stock, as, for example, a SAR that can be satisfied only by the payment of cash.  Notwithstanding any provisions of the Plan to the contrary, only shares forfeited back to the Company, shares canceled on account of termination, expiration or lapse of an Award, shares surrendered in payment of the exercise price of an option or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an option shall again be available for grant of Incentive Stock Options under the Plan, but shall not increase the maximum  number of shares described in Section 5.1 above as the maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options.

ARTICLE 6
GRANT OF AWARDS

6.1   In General.

(a)    The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the Incentive or Incentives being granted, the total number of shares of Common Stock subject to the Incentive(s), the Option Price (if applicable), the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but (i) not inconsistent with the Plan, (ii) to the extent an Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder, and (iii) to the extent the Committee determines that an Award shall comply with the requirements of Section 162(m) of the Code, in compliance with the applicable requirements of Section 162(m) of the Code and the regulations and other guidance issued thereunder.  The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award.  Any Award granted pursuant to this Plan must be granted within ten (10) years of the date of adoption of this Plan. The Plan shall be submitted to the Company’s stockholders for approval; however, the Committee may grant Awards under the Plan prior to the time of stockholder approval.  Any such Award granted prior to such stockholder approval shall be made subject to such stockholder approval.  The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

(b)    If the Committee establishes a purchase price for an Award, the Participant must accept such Award within a period of thirty (30) days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.

(c)    Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

6.2   Option Price.  The Option Price for any share of Common Stock which may be purchased under a Nonqualified Stock Option for any share of Common Stock may be equal to or greater than the Fair Market Value of the share on the Date of Grant.  The Option Price for any share of Common Stock which may be purchased under an Incentive Stock Option must be at least equal to the Fair Market Value of the share on the Date of Grant; if an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least 110% of the Fair Market Value of the Common Stock on the Date of Grant.

6.3   Maximum ISO Grants.  The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000.  To the extent any Stock Option granted under this Plan which is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option (or any such portion thereof) shall be a Nonqualified Stock Option.  In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing the issuance of a separate stock certificate and identifying such stock as Incentive Stock Option stock on the Company’s stock transfer records.

6.4   Restricted Stock.  If Restricted Stock is granted to or received by a Participant under an Award (including a Stock Option), the Committee shall set forth in the related Award Agreement: (i) the number of shares of ommon Stock awarded, (ii) the price, if any, to be paid by the Participant for such Restricted Stock and the method of payment of the price, (iii) the time or times within which such Award may be subject to forfeiture, (iv) specified Performance Goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (v) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan, to the extent applicable and in the event the Committee determines that an Award shall comply with the requirements of Section 162(m) of the Code, in compliance with the requirements of Section 162(m) of the Code and the regulations and other guidance issued thereunder and, to the extent Restricted Stock granted under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder.  The provisions of Restricted Stock need not be the same with respect to each Participant.

(a)    Legend on Shares.  Each Participant who is awarded or receives Restricted Stock shall be issued a stock certificate or certificates in respect of such shares of Common Stock.  Such certificate(s) shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 15.9 of the Plan.

(b)    Restrictions and Conditions.  Shares of Restricted Stock shall be subject to the following restrictions and conditions:

(i)   Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Except for these limitations, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

(ii)  Except as provided in sub-paragraph (i) above or in the applicable Award Agreement, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon.  Certificates for shares of Common Stock free of restriction under this Plan shall be delivered to the Participant promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such shares of Common Stock or after any other restrictions imposed on such shares of Common Stock by the applicable Award Agreement or other agreement have expired.  Certificates for the shares of Common Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant.  Each Award Agreement shall require that each Participant, in connection with the issuance of a certificate for Restricted Stock, shall endorse such certificate in blank or execute a stock power in form satisfactory to the Company in blank and deliver such certificate and executed stock power to the Company.

(iii) The Restriction Period of Restricted Stock shall commence on the Date of Grant or the date of exercise of an Award, as specified in the Award Agreement, and, subject to Article 12 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on such Performance Goals, as may be determined by the Committee in its sole discretion.

(iv) Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant.  In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Committee shall specify in the Award Agreement that either (i) the Company shall be obligated to, or (ii) the Company may, in its sole discretion, elect to, pay to the Participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the Participant for such forfeited shares or the Fair Market Value of such forfeited shares as of the date of Termination of Service, as the Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.

6.5   SARs.  The Committee may grant SARs to any Participant, either as a separate Award or in connection with a Stock Option.  SARs shall be subject to such terms and conditions as the Committee shall impose, provided that such terms and conditions are (i) not inconsistent with the Plan, (ii) to the extent a SAR issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder, and (iii) to the extent the Committee determines that a SAR shall comply with the requirements of Section 162(m) of the Code, in compliance with the applicable requirements of Section 162(m) and the regulations and other guidance issued thereunder.  The grant of the SAR may provide that the holder may be paid for the value of the SAR either in cash or in shares of Common Stock, or a combination thereof.  In the event of the exercise of a SAR payable in shares of Common Stock, the holder of the SAR shall receive that number of whole shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (i) the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the SAR Price as set forth in such SAR (or other value specified in the agreement granting the SAR), by (ii) the number of shares of Common Stock as to which the SAR is exercised, with a cash settlement to be made for any fractional shares of Common Stock.  The SAR Price for any share of Common Stock subject to a SAR may be  equal to  or greater than the Fair Market Value of the share on the Date of Grant.  The Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a SAR, but any such limitation shall be specified at the time that the SAR is granted.

6.6   Restricted Stock Units.  Restricted Stock Units may be awarded or sold to any Participant under such terms and conditions as shall be established by the Committee, provided, however, that such terms and conditions are (i) not inconsistent with the Plan, (ii) to the extent a Restricted Stock Unit issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder, and (iii) to the extent the Committee determines that a Restricted Stock Unit award shall comply with the requirements of Section 162(m) of the Code, in compliance with the applicable requirements of Section 162(m) and the regulations and other guidance issued thereunder.  Restricted Stock Units shall be subject to such restrictions as the Committee determines, including, without limitation, (a) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period; or (b) a requirement that the holder forfeit (or in the case of shares of Common Stock or units sold to the Participant, resell to the Company at cost) such shares or units in the event of Termination of Service during the period of restriction.

6.7   Performance Awards.

(a)    The Committee may grant Performance Awards to one or more Participants.  The terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the Performance Goals to be achieved during a performance period, and the maximum or minimum settlement values, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a Performance Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder.  If the Performance Award is to be in shares of Common Stock, the Performance Awards may provide for the issuance of the shares of Common Stock at the time of the grant of the Performance Award or at the time of  the certification by the Committee that the Performance Goals for the performance period have been met; provided, however, if shares of Common Stock are issued at the time of the grant of the Performance Award and if, at the end of the performance period, the Performance Goals are not certified by the Committee to have been fully satisfied, then, notwithstanding any other provisions of this Plan to the contrary, the Common Stock shall be forfeited in accordance with the terms of the grant to the extent the Committee determines that the Performance Goals were not met.  The forfeiture of shares of Common Stock issued at the time of the grant of the Performance Award due to failure to achieve the established Performance Goals shall be separate from and in addition to any other restrictions provided for in this Plan that may be applicable to such shares of Common Stock.  Each Performance Award granted to one or more Participants shall have its own terms and conditions.

To the extent the Committee determines that a Performance Award shall comply with the requirements of Section 162(m) of the Code and the regulations and other guidance issued thereunder, and if it is determined to be necessary in order to satisfy Section 162(m) of the Code, at the time of the grant of a Performance Award (other than a Stock Option) and to the extent permitted under Section 162(m) of the Code and the regulations issued thereunder, the Committee shall provide for the manner in which the Performance Goals shall be reduced to take into account the negative effect on the achievement of specified levels of the Performance Goals which may result from enumerated corporate transactions, extraordinary events, accounting changes and other similar occurrences which were unanticipated at the time the Performance Goal was initially established.  In no event, however, may the Committee increase the amount earned under such a Performance Award, unless the reduction in the Performance Goals would reduce or eliminate the amount to be earned under the Performance Award and the Committee determines not to make such reduction or elimination.

With respect to a Performance Award that is not intended to satisfy the requirements of Code Section 162(m), if the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

(b)    Performance Awards may be valued by reference to the Fair Market Value of a share of Common Stock or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of Performance Goals or other specific financial, production, sales or cost performance objectives that the Committee believes to be relevant to the Company’s business and/or remaining in the employ of the Company for a specified period of time.  Performance Awards may be paid in cash, shares of Common Stock, or other consideration, or any combination thereof.  If payable in shares of Common Stock, the consideration for the issuance of such shares may be the achievement of the performance objective established at the time of the grant of the Performance Award.  Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective.  The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.

(c)    Notwithstanding the foregoing, in order to comply with the requirements of Section 162(m) of the Code, if applicable, no Participant may receive in any calendar year Performance Awards intended to comply with the requirements of Section 162(m) of the Code which have an aggregate value of more than $5,000,000, and if such Performance Awards involve the issuance of shares of Common Stock, said aggregate value shall be based on the Fair Market Value of such shares on the time of the grant of the Performance Award.  In no event, however, shall any Performance Awards not intended to comply with the requirements of Section 162(m) of the Code be issued contingent upon the failure to attain the Performance Goals applicable to any Performance Awards granted hereunder that the Committee intends to comply with the requirements of Section 162(m) of the Code.

6.8   Dividend Equivalent Rights.  The Committee may grant a Dividend Equivalent Right to any Participant, either as a component of another Award or as a separate Award. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant.  Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Common Stock (which may thereafter accrue additional dividend equivalents).  Any such reinvestment shall be at the Fair Market Value at the time thereof.  Dividend Equivalent Rights may be settled in cash or shares of Common Stock, or a combination thereof, in a single payment or in installments.  A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

6.9   Other Awards.  The Committee may grant to any Participant other forms of Awards, based upon, payable in, or otherwise related to, in whole or in part, shares of Common Stock, if the Committee determines that such other form of Award is consistent with the purpose and restrictions of this Plan.  The terms and conditions of such other form of Award shall be specified by the grant.  Such Other Awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant.

6.10 Performance Goals.  Awards of Restricted Stock, Restricted Stock Units, Performance Award and Other Awards (whether relating to cash or shares of Common Stock) under the Plan may be made subject to the attainment of Performance Goals relating to one or more business criteria which, where applicable, shall be within the meaning of Section 162(m) of the Code and consist of one or more or any combination of the following criteria:  cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Company’s Common Stock; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders (“Performance Criteria”).  Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index.  Any Performance Criteria may include or exclude (i) extraordinary, unusual and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases, or (v) other similar occurrences.  In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Compensation Discussion and Analysis section of the Company’s annual report.  However, to the extent Section 162(m) of the Code is applicable, the Committee may not in any event increase the amount of compensation payable to an individual upon the attainment of a Performance Goal.

6.11 Tandem Awards.  The Committee may grant two or more Incentives in one Award in the form of a “tandem Award,” so that the right of the Participant to exercise one Incentive shall be canceled if, and to the extent, the other Incentive is exercised.  For example, if a Stock Option and a SAR are issued in a tandem Award, and the Participant exercises the SAR with respect to 100 shares of Common Stock, the right of the Participant to exercise the related Stock Option shall be canceled to the extent of 100 shares of Common Stock.

ARTICLE 7
AWARD PERIOD; VESTING

7.1   Award Period.  Subject to the other provisions of this Plan, the Committee may, in its discretion, provide that an Incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Award Agreement.  Except as provided in the Award Agreement, an Incentive may be exercised in whole or in part at any time during its term.  The Award Period for an Incentive shall be reduced or terminated upon Termination of Service.  No Incentive granted under the Plan may be exercised at any time after the end of its Award Period.  No portion of any Incentive may be exercised after the expiration of ten (10) years from its Date of Grant.  However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.

7.2   Vesting.  The Committee, in its sole discretion, may determine that an Incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan.  If the Committee imposes conditions upon vesting, then, subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be vested.

ARTICLE 8
EXERCISE OR CONVERSION OF INCENTIVE

8.1   In General.  A vested Incentive may be exercised or converted, during its Award Period, subject to limitations and restrictions set forth in the Award Agreement

8.2   Securities Law and Exchange Restrictions.  In no event may an Incentive be exercised or shares of Common Stock be issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.

8.3   Exercise of Stock Option.

(a)    In General.  If a Stock Option is exercisable prior to the time it is vested, the Common Stock obtained on the exercise of the Stock Option shall be Restricted Stock which is subject to the applicable provisions of the Plan and the Award Agreement.  If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised.  No Stock Option may be exercised for a fractional share of Common Stock.  The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.

(b)    Notice and Payment.  Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised and the date of exercise thereof (the “Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon.  On the Exercise Date, the Participant shall deliver to the Company consideration with a value equal to the total Option Price of the shares to be purchased, payable as provided in the Award Agreement, which may provide for payment in any one or more of the following ways:  (a) cash or check, bank draft, or money order payable to the order of the Company, (b) Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, and which the Participant has not acquired from the Company within six (6) months prior to the Exercise Date, (c) by delivery (including by FAX) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (d) in any other form of valid consideration that is acceptable to the Committee in its sole discretion.  In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option equal to the number of shares of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so tendered.

(c)    Reload Stock Options.  In the event that shares of Common Stock are delivered by a Participant in payment of all or a portion of the exercise price of a Stock Option as set forth in Section 8.3(b) above and/or shares of Common Stock are delivered to or withheld by the Company in satisfaction of the Company’s tax withholding obligations upon exercise in accordance with Section 15.6 hereof, then, subject to Article 10 hereof, the Committee may authorize the automatic grant to a Participant so exercising a Nonqualified Stock Option, a replacement Nonqualified Stock Option, and to a Participant so exercising an Incentive Stock Option, a replacement Incentive Stock Option (in either case, a “Reload Stock Option”), to purchase that number of shares so delivered to or withheld by the Company, as the case may be, at an option exercise price equal to the Fair Market Value per share of the Common Stock on the date of exercise of the original Stock Option (subject to the provisions of the Plan regarding Incentive Stock Options and, in any event not less than the par value per share of the Common Stock).  The option period for a Reload Stock Option will commence on its Date of Grant and expire on the expiration date of the original Stock Option it replaces (subject to the provisions of the Plan regarding Incentive Stock Options), after which period the Reload Stock Option cannot be exercised.  The Date of Grant of a Reload Stock Option shall be the date that the Stock Option it replaces is exercised.  A Reload Stock Option shall automatically vest and be exercisable in full after the expiration of six (6) months from its Date of Grant.  It shall be a condition to the grant of a Reload Stock Option that promptly after its Date of Grant, a stock option agreement shall be delivered to the Participant and executed by the Participant and the Company which sets forth the total number of shares subject to the Reload Stock Option, the option exercise price, the option period of the Reload Stock Option and such other terms and provisions as are consistent with the Plan.

(d)    Issuance of Certificate.  Except as otherwise provided in Section 6.4 hereof (with respect to shares of Restricted Stock) or in the applicable Award Agreement, upon payment of all amounts due from the Participant, the Company shall cause certificates for the Common Stock then being purchased to be delivered as directed by the Participant (or the person exercising the Participant’s Stock Option in the event of his death) at its principal business office promptly after the Exercise Date; provided that if the Participant has exercised an Incentive Stock Option, the Company may at its option retain physical possession of the certificate evidencing the shares acquired upon exercise until the expiration of the holding periods described in Section 422(a)(1) of the Code.  The obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

(e)    Failure to Pay.  Except as may otherwise be provided in an Award Agreement, if the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, that portion of the Participant’s Stock Option and right to purchase such Common Stock may be forfeited by the Participant.

8.4   SARs.  Subject to the conditions of this Section 8.4 and such administrative regulations as the Committee may from time to time adopt, a SAR may be exercised by the delivery (including by FAX) of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the SAR is to be exercised and the date of exercise thereof (the “Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon.  Subject to the terms of the Award Agreement and only if permissible under Section 409A of the Code and the regulations or other guidance issued thereunder (or, if not so permissible, at such time as permitted by Section 409A of the Code and the regulations or other guidance issued thereunder), the Participant shall receive from the Company in exchange therefor in the discretion of the Committee, and subject to the terms of the Award Agreement:

(i)   cash in an amount equal to the excess (if any) of the Fair Market Value (as of the date of the exercise, or if provided in the Award Agreement, conversion, of the SAR) per share of Common Stock over the SAR Price per share specified in such SAR, multiplied by the total number of shares of Common Stock of the SAR being surrendered;

(ii)  that number of shares of Common Stock having an aggregate Fair Market Value (as of the date of the exercise, or if provided in the Award Agreement, conversion, of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests; or

(iii) the Company may settle such obligation in part with shares of Common Stock and in part with cash.

The distribution of any cash or Common Stock pursuant to the foregoing sentence shall be made at such time as set forth in the Award Agreement.

8.5   Disqualifying Disposition of Incentive Stock Option.  If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the Date of Grant of such Stock Option or one (1) year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition.  A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

ARTICLE 9
AMENDMENT OR DISCONTINUANCE

Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment for which stockholder approval is required either (i) by any securities exchange or inter-dealer quotation system on which the Common Stock is listed or traded or (ii) in order for the Plan and Incentives awarded under the Plan to continue to comply with Sections 162(m), 421, and 422 of the Code, including any successors to such Sections, or other applicable law, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon.  Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement.  In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto.  Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant.

ARTICLE 10
TERM

The Plan shall be effective from the date that this Plan is approved by the Board.  Unless sooner terminated by action of the Board, the Plan will terminate on May 24, 2021, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.

ARTICLE 11
CAPITAL ADJUSTMENTS

In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an Award, then the Committee shall adjust any or all of the following so that the fair value of the Award immediately after the transaction or event is equal to the fair value of the Award immediately prior to the transaction or event (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Awards, (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Awards, (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under Section 5.1 of the Plan, (iv) the Option Price of each outstanding Award, (v) the amount, if any, the Company pays for forfeited shares of Common Stock in accordance with Section 6.4, and (vi) the number of or SAR Price of shares of Common Stock then subject to outstanding SARs previously granted and unexercised under the Plan to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate SAR Price; provided however, that the number of shares of Common Stock (or other securities or property) subject to any Award shall always be a whole number.  Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the Plan or any Stock Option to violate Section 422 of the Code or Section 409A of the Code.  Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

Upon the occurrence of any such adjustment, the Company shall provide notice to each affected Participant of its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

ARTICLE 12
RECAPITALIZATION, MERGER AND CONSOLIDATION

12.1 No Effect on Company’s Authority.  The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any Change in Control, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

12.2 Conversion of Incentives Where Company Survives.  Subject to any required action by the stockholders and except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.

12.3 Exchange or Cancellation of Incentives Where Company Does Not Survive.  Except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, in the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

12.4 Cancellation of Incentives.  Notwithstanding the provisions of Sections 12.2 and 12.3 hereof, and except as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, all Incentives granted hereunder may be canceled by the Company, in its sole discretion, as of the effective date of any Change in Control, merger, consolidation or share exchange, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:

(a)    giving notice to each holder thereof or his personal representative of its intention to cancel those Incentives for which the issuance of shares of Common Stock involved payment by the Participant for such shares, and permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares of Common Stock subject to such outstanding Incentives, including in the Board’s discretion some or all of the shares as to which such Incentives would not otherwise be vested and exercisable; or

(b)    in the case of Incentives that are either (i) settled only in shares of Common Stock, or (ii) at the election of the Participant, settled in shares of Common Stock, paying the holder thereof an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the price per share of such Incentive to be paid by the Participant (hereinafter the “Spread”), multiplied by the number of shares subject to the Incentive.  In cases where the shares constitute, or would after exercise, constitute Restricted Stock, the Company, in its discretion, may include some or all of those shares in the calculation of the amount payable hereunder.  In estimating the Spread, appropriate adjustments to give effect to the existence of the Incentives shall be made, such as deeming the Incentives to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Incentives as being outstanding in determining the net amount per share.  In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.

(c)    An Award that by its terms would be fully vested or exercisable upon a Change in Control will be considered vested or exercisable for purposes of Section 12.4(a) hereof.

ARTICLE 13
LIQUIDATION OR DISSOLUTION

Subject to Section 12.4 hereof, in case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company.  If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) and an adjustment is determined by the Committee to be appropriate to prevent the dilution of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, make such adjustment in accordance with the provisions of Article 11 hereof.

ARTICLE 14
INCENTIVES IN SUBSTITUTION FOR
INCENTIVES GRANTED BY OTHER ENTITIES

Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees, independent contractors or directors of a corporation, partnership, or limited liability company who become or are about to become Employees, Contractors or Outside Directors of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer.  The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Incentives in substitution for which they are granted.

ARTICLE 15
MISCELLANEOUS PROVISIONS

15.1 Investment Intent.  The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

15.2 No Right to Continued Employment.  Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

15.3 Indemnification of Board and Committee.  No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

15.4 Effect of the Plan.  Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

15.5 Compliance With Other Laws and Regulations.  Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the 1934 Act and Section 162(m) of the Code); and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation.  The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

15.6 Tax Requirements.  The Company or, if applicable, any Subsidiary (for purposes of this Section 15.6, the term “Company” shall be deemed to include any applicable Subsidiary), shall have the right to deduct from all amounts paid in cash or other form in connection with the Plan, any Federal, state, local, or other taxes required by law to be withheld in connection with an Award granted under this Plan.  The Company may, in its sole discretion, also require the Participant receiving shares of Common Stock issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant’s income arising with respect to the Award.  Such payments shall be required to be made when requested by Company and may be required to be made prior to the delivery of any certificate representing shares of Common Stock.  Such payment may be made (i) by the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding obligations of the Company; (ii) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Participant to the Company of shares of Common Stock that the Participant has not acquired from the Company within six (6) months prior to the date of exercise, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding payment; (iii) if the Company, in its sole discretion, so consents in writing, the Company’s withholding of a number of shares to be delivered upon the vesting or exercise of the Award, which shares so withheld have an aggregate fair market value that equals (but does not exceed) the required tax withholding payment; (iv) if the Company, in its sole discretion, so consents in writing, arrange for the sale of a number of shares to be delivered upon the exercise or vesting of the Award (on the Participant’s behalf and at his or her direction pursuant to a written authorization) with an aggregate fair market value that equals (but does not exceed) the required tax withholding payment; or (v) any combination of (i), (ii), (iii), or (iv).  The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant.  The Committee may in the Award Agreement impose any additional tax requirements or provisions that the Committee deems necessary or desirable.

15.7 Assignability.  Incentive Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant’s legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide.  The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option.  The Committee may waive or modify any limitation contained in the preceding sentences of this Section 15.7 that is not required for compliance with Section 422 of the Code.

Except as otherwise provided herein, Nonqualified Stock Options and SARs may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution.  The Committee may, in its discretion, authorize all or a portion of a Nonqualified Stock Option or SAR to be granted to a Participant on terms which permit transfer by such Participant to (i) the spouse (or former spouse), children or grandchildren of the Participant (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by Immediate Family Members, (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Nonqualified Stock Option or SAR is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Nonqualified Stock Options or SARs shall be prohibited except those by will or the laws of descent and distribution.

Following any transfer, any such Nonqualified Stock Option and SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 8, 9, 11, 13 and 15 hereof the term “Participant” shall be deemed to include the transferee.  The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options and SARs shall be exercisable or convertible by the transferee only to the extent and for the periods specified in the Award Agreement.  The Committee and the Company shall have no obligation to inform any transferee of a Nonqualified Stock Option or SAR of any expiration, termination, lapse or acceleration of such Stock Option or SAR.  The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Nonqualified Stock Option or SAR that has been transferred by a Participant under this Section 15.7.

15.8 Use of Proceeds.  Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

15.9 Legend.  Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

On the face of the certificate:

“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.”

On the reverse:

“The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain Snap Interactive, Inc. Amended and Restated 2011 Long-Term Incentive Plan, a copy of which is on file at the principal office of the Company in New York, New York.  No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan.  By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan.”

The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

“Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”

A copy of this Plan shall be kept on file in the principal office of the Company in New York, New York.

***************

IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of October 21, 2011, by its Chief Executive Officer pursuant to prior action taken by the Board.

SNAP INTERACTIVE, INC.

By:	/s/ Cliff Lerner
Cliff Lerner, Chief Executive Officer

APPENDIX B

ARTICLE THIRTEENTH

THIRTEENTH:  The Corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify, and advance expenses to, any person who is or was a director or officer of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.   The Corporation may provide indemnification to any such person and any other person who is or was an employee or agent of the Corporation, by agreement or otherwise, on such terms and conditions as the Board of Directors may approve.  Any agreement for indemnification of any director, officer, employee or other person may provide indemnification rights that are broader or otherwise differ from those set forth herein.  Any repeal or modification of this Article THIRTEENTH by the stockholders of the Corporation shall not adversely affect any rights existing under this paragraph at the time of such repeal or modification.

APPENDIX C

AMENDMENT TO AMENDED AND RESTATED BY-LAWS

ARTICLE VII

Indemnification

Section 1. General. The provisions of this Article VII shall be of no force and effect until, and shall become effective upon the time that, the shareholders approve an amendment to the Certificate of Incorporation providing for indemnification of the Corporation’s directors and officers.  The Corporation shall indemnify, and advance Expenses (as this and all other capitalized words used in this Article VII and not previously defined in these By-Laws are defined in Article VII, Section 11 hereof) to, Indemnitee to the fullest extent permitted by applicable law in effect on the date of the effectiveness of these By-Laws, and to such greater extent as applicable law may thereafter permit. The rights of Indemnitee provided under the preceding sentence shall include, but not be limited to, the right to be indemnified to the fullest extent permitted by Section 145(b) of the DGCL in Proceedings by or in the right of the Corporation and to the fullest extent permitted by Section 145(a) of the DGCL in all other Proceedings. The provisions set forth below in this Article VII are provided in furtherance, and not by way of limitation, of the obligations expressed in this Section 1.

Section 2. Expenses Related to Proceedings. If Indemnitee is, by reason of his or her Corporate Status, a witness in or a party to and is successful, on the merits or otherwise, in any Proceeding, he or she shall be indemnified against all Expenses actually and reasonably incurred by him or her or on his or her behalf in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to any Matter in such Proceeding, the Corporation shall indemnify Indemnitee against all Expenses actually and reasonably incurred by him or her or on his or her behalf relating to such Matter. The termination of any Matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such Matter.

Section 3. Advancement of Expenses. Indemnitee shall be advanced Expenses within thirty (30) days after requesting them to the fullest extent permitted by Section 145(e) of the DGCL.

Section 4. Request for Indemnification. To obtain indemnification, Indemnitee shall submit to the Corporation a written request with such information as is reasonably available to Indemnitee. The Secretary of the Corporation shall promptly advise the Board of Directors of such request.

Section 5. Determining Entitlement to Indemnification. Indemnitee’s entitlement to indemnification shall be determined in accordance with Section 145(d) of the DGCL. The determination of entitlement to indemnification shall be made, and such indemnification shall be paid in full, within sixty (60) days after a written request for indemnification has been received by the Corporation. Upon making a request for indemnification, Indemnitee shall be presumed to be entitled to indemnification and the burden of establishing that Indemnitee is not entitled to indemnification under this Article VII otherwise shall be on the Corporation.

Section 6.  Judicial Proceeding.  If a claim for indemnification or advancement of expenses is not paid in full by the Corporation or on its behalf within the time frames specified in Article VII, Sections 4 or 5 hereof, as applicable, Indemnitee may at any time thereafter bring suit against the Corporation in a court of competent jurisdiction to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, Indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In any suit brought by Indemnitee to enforce a right to indemnification or advancement of expenses under this Article VII, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the such person is not entitled to be indemnified, or to such advancement of expenses, under this Article VII or otherwise shall be on the Corporation.

Section 7. Non-Exclusivity. The rights of indemnification and to receive advancement of Expenses as provided by this Article VII shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Certificate of Incorporation, these By-Laws, any agreement, a vote of shareholders, a resolution of the Board of Directors or otherwise. No amendment, alteration or repeal of this Article VII or any provision hereof shall be effective, as to any Indemnitee for acts, events and circumstances that occurred in whole or in part, before such amendment, alteration or repeal. The provisions of this Article VII shall continue as to an Indemnitee whose Corporate Status has ceased and shall inure to the benefit of his or her heirs, executors and administrators.

Section 8. Insurance and Subrogation. To the extent the Corporation maintains an insurance policy or policies providing liability insurance for directors or officers of the Corporation or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person serves at the request of the Corporation, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of coverage available for any such director or officer under such policy or policies.

In the event of any payment hereunder, the Corporation shall be subrogated to the extent of such payment to all the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Corporation to bring suit to enforce such rights.

The Corporation shall not be liable under this Article VII to make any payment of amounts otherwise indemnifiable hereunder if, and to the extent that, Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

Section 9. Severability. If any provision or provisions of this Article VII shall be held to be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby; and, to the fullest extent possible, the provisions of this Article VII shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

Section 10. Certain Persons Not Entitled to Indemnification. Notwithstanding any other provision of Article VII, no person shall be entitled to indemnification or advancement of Expenses under this Article VII with respect to any Proceeding, or any Matter therein, brought or made by such person against the Corporation.

Section 11. Definitions. For purposes of this Article VII:

“Corporate Status” describes the status of a person who is or was a director or officer of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

“DGCL” means the Delaware General Corporation Law, as currently in effect or as amended from time to time.

“Expenses” shall include all reasonable attorneys’ fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating or being or preparing to be a witness in a Proceeding.

“Indemnitee” includes any person who is, or is threatened to be made, a witness in or a party to any Proceeding as described in Article VII, Sections 1 or 2 hereof by reason of his or her Corporate Status.

“Matter” is a claim, a material issue, or a substantial request for relief.

“Proceeding” includes any action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding, whether civil, criminal, administrative or investigative, except one initiated by an Indemnitee pursuant to Article VII, Section 6 hereof to enforce his or her rights under this Article VII.

Section 12. Notices. Any communication required or permitted to the Corporation under this Article VII shall be addressed to the Secretary of the Corporation and any such communication to Indemnitee shall be given in writing by depositing the same in the United States mail with postage thereon prepaid, addressed to the person to whom such notice is directed at the address of such person on the records of the Corporation, and such notice shall be deemed given at the time when the same shall be so deposited in the United States mail.

Section 13. Contractual Rights. The right to be indemnified or to the advancement or reimbursement of Expenses (i) is a contract right based upon good and valuable consideration, pursuant to which Indemnitee may sue as if these provisions were set forth in a separate written contract between him or her and the Corporation, (ii) is, and is intended to be, retroactive and shall be available as to events occurring prior to the adoption of these provisions and (iii) shall continue after any rescission or restrictive modification of such provisions as to events occurring prior thereto.

APPENDIX D

ARTICLE FOURTEENTH

FOURTEENTH: Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, or other employee of the Corporation to the corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law or this Certificate of Incorporation or the By-Laws of the Corporation, or (iv) any other action asserting a claim governed by the internal affairs doctrine.  Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article FOURTEENTH.

FORM OF PROXY

SNAP INTERACTIVE, INC.
462 7th Avenue, 4th Floor
New York, New York 10018
(212) 594-5050

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 18, 2012

The undersigned hereby appoints Jon D. Pedersen, Sr. and James Supple, and each of them, as proxies, with full power of substitution, to represent and to vote, as designated herein, all the shares of common stock of Snap Interactive, Inc. (the “Company”), held of record by the undersigned on April 19, 2012, at the Annual Meeting of Stockholders to be held on May 18, 2012 at 9:00 a.m. Eastern Daylight Time, at the offices of Haynes and Boone, LLP located at 30 Rockefeller Plaza, 26th Floor, New York, New York 10112, and all adjournment(s) and postponement(s) thereof, and hereby revokes all previously executed proxies.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON MAY 18, 2012:

Our Proxy Statement and 2011 Annual Report are available at:

http://investors.snap-interactive.com/annual-reports

INSTRUCTIONS: PLEASE INDICATE A SELECTION BY PLACING AN “X” IN THE APPROPRIATE BOXES BELOW:

1.	ELECTION OF DIRECTOR (to serve until 2013).
	Clifford Lerner	☐ FOR the nominee
☐ WITHHOLD AUTHORITY for the nominee

2.	APPROVAL OF THE AMENDED AND RESTATED SNAP INTERACTIVE, INC. 2011 LONG-TERM INCENTIVE PLAN.
☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	APPROVAL OF THE AMENDMENT TO OUR CURRENT CERTIFICATE TO PROVIDE THAT THE COMPANY’S DIRECTORS AND OFFICERS SHALL BE INDEMNIFIED TO THE FULLEST EXTENT PERMITTED BY SECTION 145 OF THE DGCL.
☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	APPROVAL OF THE AMENDMENT TO OUR CURRENT CERTIFICATE TO PROVIDE FOR A DELAWARE CHOICE OF VENUE PROVISION.
☐ FOR	☐ AGAINST	☐ ABSTAIN

PLEASE READ, COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

(Continued and to be signed on the other side)

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment(s) and postponement(s) thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 and 4.

Please sign as name appears hereon.  When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full name by the president or other authorized officer.  If a partnership, please sign in the partnership name by an authorized person.

Signature

Signature (if held jointly)

Date	, 2012.